                                                                   Exhibit 10.12

                             PRIVATE LABEL AGREEMENT


THIS PRIVATE LABEL AGREEMENT, including the Exhibits ("Agreement"), effective as of October 17, 1995 ("Effective Date"), is hereby made by and between Cisco Systems, Inc., a California corporation, having principal offices at 170 West Tasman Drive, San Jose, California 95134-1706 ("Cisco") and Frontier Software Development, Inc., a Delaware corporation, having principal offices at 321 Billerica Road, Chelmsford, Massachusetts 01824 ("Frontier").

1.   SALES AND PURCHASES OF PRODUCTS.

     1.1 PRODUCTS. Subject to the terms and conditions of this Agreement, Frontier agrees to sell to Cisco the Frontier products ("Products") which Cisco may order from Frontier, as described in the Price Schedule attached and incorporated herein as Exhibit A, as it may be amended from time to time in accordance with the terms hereof. Products include hardware products and software imbedded in hardware (or provided separately on disks or other media), user documentation, packaging and any enhancements, modifications, updates, bug fixes or releases related thereto ("Software"). Products shall be manufactured by Frontier according to the functional, technical and other specifications for each Product set forth in Exhibit C as modified from time to time by written agreement of the parties ("Specifications"). Subject to the rights and licenses granted to Cisco in this Agreement, Frontier shall retain ownership in and to all Product intellectual property that was developed or acquired by Frontier.

     1.2 NEW PRODUCT INCLUSION. Frontier agrees to keep Cisco informed of any new products or improvements to existing Products. Frontier shall use best efforts to provide Cisco with ninety (90) days written notice (prior to shipment) of any upgrades to a Product that will alter the form, fit, function or price of that Product. Cisco will notify Frontier if it wishes to add a new product or series of products of Frontier's to this Agreement. Cisco and Frontier shall then proceed to establish pricing and delivery schedules for each of such new Product. Upon agreement of these items, such product(s) shall be considered Products under this Agreement, and shall be purchased and sold under the terms and conditions of this Agreement. Frontier shall notify Cisco when Frontier is first reasonably prepared to ship more advanced technology of a similar Product category to customers, and thereafter Cisco may convert any or all of its future orders of Product to the more advanced technology.

     1.3 PRODUCT UPGRADES. All upgrades, Product enhancements and bug fixes for the Software will be made available to Cisco no later than the date Frontier's related standard products have been released for shipment and at no additional charge unless provided Frontier has made such Product upgrades and/or enhancements available to its general customer base free of charge. In the event Frontier has charged or plans to charge its general customer base for Product upgrades and/or enhancements, Frontier reserves the right to charge Cisco a price to be mutually determined prior to distribution of such Product upgrades and/or enhancements.

     1.4 PROJECT MANAGERS. Each party will appoint a single project manager ("Project Manager") and provide written notification to the other party of the name of the Project Manager

                                                                          Page 1
                    Frontier Software - Company Confidential within five (5) days of the Effective Date. The Project Managers will act as liaisons between the parties with respect to their respective performances of this Agreement and shall provide the parties from time to time with the names and telephone numbers of additional specific contact persons (e.g., to communicate specific information regarding support, enhancements, etc.) when such direct contact is preferable. In the event that either party appoints a new Project Manager, such party will promptly notify the other.

2.   OWNERSHIP; GRANT OF RIGHTS

     2.1 OWNERSHIP. As between the parties, Frontier retains title to and ownership of, and all proprietary rights with respect to, the Software.

     2.2 OEM RIGHT. Frontier hereby grants Cisco a nonexclusive, worldwide, royalty-free right and license to promote, market, resell and distribute the Products as stand-alone products or incorporated into or in connection with Cisco's products.

     2.3 SOFTWARE LICENSE Frontier hereby grants Cisco a nonexclusive, worldwide, royalty-free (except as provided below) license to use the Software (in object code form) subject to the following conditions and for the following purposes:

        (a) For promotion, marketing and distribution to resellers and end users in connection with Cisco's distribution of the Products; and

        (b) To provide customer support pursuant to Section 8.

     2.4 CISCO PROPERTY.

        (a) All property, including without limitation designs or materials, furnished to Frontier by Cisco or paid for by Cisco in connection with this Agreement (collectively "Cisco Property") shall:

            (i)   Be clearly marked or tagged as the property of Cisco;

            (ii) Be and remain personal property, and not become a fixture to real property;

            (iii) Be subject to inspection by Cisco at a mutually agreed upon time;

            (iv) Be used only in filling purchase orders from Cisco and subcontractors, if any, and in providing service or support for the Products;

            (v)   Be kept free of liens and encumbrances;

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

            (vi) Be kept separate from other materials, tools, or property of Frontier or held by Frontier; and

            (vii) Not be modified in any manner by Frontier.

        (b) Cisco shall retain all rights, title and interest in the Cisco Property, and Frontier agrees to treat and maintain the Cisco Property with the same degree of care as Frontier uses with respect to its own valuable equipment. Frontier shall bear all risk of loss or damage to Cisco Property until it is returned to Cisco. Upon Cisco's request, Frontier shall deliver all Cisco Property to Cisco in good condition, normal wear and tear excepted, without cost to Cisco (exclusive of freight costs); Cisco shall determine the manner and procedure for returning the Cisco Property, and shall pay the corresponding freight costs. Frontier waives any legal or equitable right it may have to withhold Cisco Property, and Frontier agrees to execute all documents, or instruments evidencing Cisco's ownership of the Cisco Property as Cisco may from time to time request.

3.       PRICES; PAYMENT

    3.1 PRICES. The prices to Cisco of the Products shall be the prices contained in the attached Exhibit A less a discount calculated in accordance with Exhibit A. Such prices shall be fixed for one (1) year, commencing with the Effective Date of this Agreement, except that if Frontier's price for a comparable standard product is reduced, such reduction shall be immediately effective and shall apply to all unshipped orders of that Product. Sixty (60) days prior to expiration of the first year an any subsequent years of the Agreement, the parties shall meet to negotiate, in good faith, pricing and discount to be applied to the Products for the ensuing year of the Agreement. All prices are F.O.B. Frontiers facility in Chelmsford, Massachusetts.

    3.2 COST REDUCTIONS. Frontier agrees to work on achieving cost savings on both materials and processes. In the event cost savings are identified, and the parties elect to institute any such savings, the parties agree to share the benefits which shall result from the instituted cost savings. Cost savings rights and obligations shall apply to materials and processes related rights and obligations shall apply to materials and processes related to Products manufactured by Frontier as well as those manufactured by Cisco upon Frontier's grant of Manufacturing Rights to Cisco pursuant to Section 10 of the Agreement. In addition, Frontier agree to institute any cost reduction proposals reasonably suggested by Cisco.

    3.3 TAXES. Prices stated in Exhibit A are in U.S. dollars and do not include applicable U.S. federal or state sales or use taxes which shall be paid by Cisco if separately indicated on the invoice for the applicable Product shipment, but do include any duties, export or import charges and the like unless Cisco requests direct shipment to a non U.S. location.

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

    3.4 PAYMENT TERMS. Frontier will invoice Cisco with each shipment and payment terms will be the full invoiced amount payable within [*] after Cisco receives the invoice and shipment [*]. Cisco shall be entitled to a [*] if payment is made within [*] after Cisco receives the invoice. No invoice shall be submitted to Cisco until shipment to Cisco of the items covered by such invoice.

4.  PURCHASE ORDERS

    4.1 PURCHASE ORDERS. Cisco purchase orders for Products shall be submitted to Frontier in writing. Each purchase order shall include:

        Identification of Products ordered;
        Quantity to be purchased;
        Price of Products ordered;
        Requested delivery dates;
        Shipping instructions.

    4.2 FORECASTS. Cisco will provide Frontier with nonbinding one hundred twenty (120) day forecasts of its requirements for Products on a monthly basis.

    4.3 PLACEMENT BY CISCO. All purchase orders and invoices under this Agreement shall be subject only to the terms and conditions hereof. In the event the terms of any such purchase order, confirmation or similar document conflict with or are additional to the terms of this Agreement, the terms of this Agreement alone shall apply and shall govern regardless of execution of such document by one or both parties, except that the parties may agree to negotiate non-preprinted terms which shall be effective if executed by both parties. Any other Frontier terms and conditions shall not apply to this Agreement or the purchase orders.

    4.4 ACCEPTANCE BY FRONTIER. Subject to the establishment of mutually reasonably agreeable delivery dates, Frontier shall accept and acknowledge in writing all purchase orders submitted by Cisco within three (3) working days after receipt thereof. Notwithstanding the foregoing, Frontier shall accept all Cisco purchase orders requesting shipment [*] (or greater) from the date of Frontier's receipt of the purchase order and shall keep a sufficient supply of the Products on hand to enable Frontier to timely fill all such purchase orders. Each acknowledgment shall include a firm shipping date for the Products ordered in the purchase order. "Working day" shall mean a regular week day on which Cisco is open for business.

    4.5 [*]. Cisco reserves the right to [*] delivery of any purchase orders, or part of any purchase order at any time prior to [*] from the scheduled delivery date. Cisco may [*] any purchase orders, or any part of any purchase order at any time prior to the scheduled delivery date, however, Cisco shall be limited to [*] per purchase order, and such request, if made within thirty (30) days of the initially scheduled delivery date, may not extend beyond [*] from the initially scheduled delivery date. [*] made prior to [*] of the initially scheduled delivery date shall be subject to the following limitations and/or penalties:

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.


DAYS FROM SCHEDULED DELIVERY DATE                   [*] TERMS   PENALTY CHARGES
---------------------------------                   ---------   ---------------

Less than/equal to [*], but greater than [*]           [*]            [*]
Less than/equal to [*], but greater than [*]           [*]            [*]
Less than/equal to [*], but greater than [*]           [*]            [*]


    Frontier will use its best efforts to meet any scheduled ship dates, but reserves the right to schedule, reschedule or make partial shipments at its discretion. When Products are in short supply, Frontier will use its best efforts to allocate equitably among all customers.

    Notwithstanding anything to the contrary in this Section 4.5, in the event Frontier reschedules the delivery of any Product order, or part thereof by twenty-one (21) days or more, or if Frontier is twenty-one(21) days or more late in delivering a Product order or part thereof, Cisco shall have the right to cancel any such rescheduled or late order without penalty.

    4.6 ORDER INCREASES. Upon written request from Cisco, Frontier shall use best efforts to increase the quantities of Product to be delivered to Cisco under existing purchase orders as follows: (i) from [*] prior to a scheduled shipping date, Frontier will increase quantities of Products by up to [*]; (ii) from [*] prior to a scheduled shipping date, Frontier will increase quantities of Products by up to [*]; and (iii) more than [*] prior to a scheduled shipping date, Frontier will increase quantities of Products by up to [*].

    4.7 RUSH ORDERS. Frontier shall use its best efforts to meet Cisco's requirements for reasonable rush orders for Products requiring immediate delivery within [*]. The parties will negotiate in good faith the prices for such rush orders, taking into consideration Frontier's available inventory and additional shipping and personnel expense necessary.

    4.8 DISCONTINUANCE. In the event that Frontier intends to discontinue the manufacture and sale of any Product, Frontier shall give at least [*] prior written notice to Cisco. During such [*] period (the "Discontinuance Period"), Cisco may place purchase orders for such Product pursuant to this Agreement, provided however, the last delivery date for such Product shall not be more than [*] after the end of such Discontinuance Period. In no event shall Frontier sell such Product to any other of its customers after it stops selling such Product to Cisco.

5.  PRODUCT ACCEPTANCE AND QUALITY

    5.1 INSPECTION AND ACCEPTANCE BY CISCO. Notwithstanding any prior inspection or payment by Cisco, all Products will be subject to final inspection and acceptance at Cisco's specified destination after delivery by Frontier. If and when Frontier qualifies to bypass Cisco's incoming inspection requirement pursuant to Cisco's Quality Program described in Exhibit G, then Frontier agrees that any Product which Cisco determines to be nonoperable upon its removal from its original packaging and initial checkout ("DOA"), whether discovered by Cisco, its subcontractor or its customer, will be treated as though discovered during Cisco's final acceptance process and shall be rejectable pursuant to the terms hereof.

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

    5.2 REJECTION. In case any Product is defective in material or workmanship, or otherwise not in conformity with the requirements of Cisco's applicable Specifications, Cisco will have the right, at its sole option, to reject such Product; to require correction of such Product; to accept such Product with an adjustment in price; or to return such Product for credit or refund. Any Product that has been rejected or required to be corrected must be replaced or corrected by and at the expense of Frontier on a best efforts basis within [*] after receipt by Frontier of the rejected material. If, after being requested by Cisco, Frontier fails to promptly replace or correct any defective item, then Cisco shall have the right, at its sole option, to (i) replace or correct such Product and charge to Frontier the cost occasioned thereby, or (ii) without further notice, cancel the applicable purchase order relative to the rejected material without penalty or this Agreement for default in accordance with
Section 14 below and require refund of any payments made relative to the rejected purchase order material. In the event Cisco returns Products due to perceived defects in material and workmanship and/or nonconformity to Specifications and Frontier determines, upon its examination and testing of the Products, that Cisco has currently rejected the Products which are not defective or in conformity to the Specifications (categorized as "No Problem Found" or "NPF"), Frontier retains the right to charge Cisco a reasonable fee to cover the necessary processing and testing of the returned units. Cisco shall further credit Frontier for any reasonable fees that Frontier may have paid to deliver the replacement Products to Cisco per Cisco's request. Frontier agrees to provide Cisco with the review documentation to validate its findings with respect to NPF's. No fees or credits shall be paid by Cisco unless and until Cisco has validated Frontier's NPF findings.

    5.3 PACKING. Unless otherwise specified by Cisco, Frontier will package and pack all goods in a manner which is (i) in accordance with good commercial practice, (ii) acceptable to common carriers for shipment at the lowest rate for the particular goods, (iii) in accordance with I.C.C. regulations, and (iv) adequate to insure safe arrival of the goods at the named destination. Frontier will mark all containers with necessary lifting, handling and shipping information and with purchase order numbers, date of shipment, and the names of the consignee and consignor. An itemized packing list must accompany each shipment which shall include (i) prominently the purchase order number and (ii) the description, part number, revision level, and quantity of the Products so shipped.

    5.4 LABELING. Frontier shall label and package all Products pursuant to the specifications set forth in Exhibit H, which may be amended by Cisco from time to time upon thirty (30) days' notice. Frontier acknowledges and agrees that, except as necessary to fulfill its obligations under this Agreement, it obtains no rights in Cisco's trade names, trademarks, service marks or other designations and shall not use any of the Cisco material provided pursuant to this Section 5.4 other than as expressly permitted herein.

    5.5 RETURN PROCEDURE. In the event Cisco rejects Product due to defects in workmanship or non-conformance to Specifications, Cisco may, at its option, return the Product to Frontier F.O.B. Cisco's location or retain such Product, at Frontier's expense, and withhold payment pending Frontier's instructions.

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

6.  PRODUCT SPECIFICATIONS; CHANGES

    6.1 SPECIFICATIONS. Frontier agrees to supply materials acceptable to Cisco's Specifications. Frontier shall not make any changes in the form, fit, function, design or appearance of the Product purchased hereunder, or to any Specifications for any Product irrespective of impact on form, fit, or function, without Cisco's prior written approval.

    6.2 PRE-SHIPMENT TESTING. Prior to delivery, Frontier shall test all Products in accordance with the test procedure set forth in Exhibit D ("Test Procedure"), and shall not ship Products which fail to meet the Specifications. Cisco may from time to time and at a mutually acceptable time send its quality control personnel to Frontier's factory to assist in or observe the testing. In addition, Cisco may, from time to time, request modifications to Frontier's test procedure, where repetitive failure to meet Specifications has been noted on shipped equipment. Frontier shall not unreasonably withhold modifications of this procedure.

    6.3 ENGINEERING CHANGE APPROVAL. Frontier shall not make any changes to any production process, or the controlled process parameters or sources, types or grade classifications of materials used, which alter the form, fit or function of the Product without first obtaining from Cisco an engineering change approval. Within one (1) working day after learning of any bug or other problem in a Product which will or already has resulted in an impact to the installed customer base of such Product, and in any event no later than at the time an engineering request is made, Frontier will notify Cisco of such problem. For purposes of the immediately preceding sentence in this Section 6.3, "impact" shall mean that a significant number of Frontier's customers have been affected by a bug or any other problem with the Product, and have notified Frontier of the respective bug or problem. Frontier shall submit a request to make a change containing engineering data in support of the request. Within ten (10) working days of receiving such request, Cisco shall respond to Frontier's request and shall either (i) approve the change, (ii) disapprove the change, or (iii) extend the deadline for the approval or disapproval period for an additional twenty
(20) working days.

    6.4 CISCO'S ENGINEERING CHANGE REQUEST. When an engineering change is required by Cisco, Cisco shall provide Frontier all applicable documentation, specifications and requested effective date of such engineering change. Frontier will respond initially within ten (10) working days, advising Cisco as to (i) implementation and the effective date of such change, (ii) associated costs and effect to on-hand materials, (iii) on order materials, work in process, and (iv) the impact of the change upon existing Product pricing and shipment schedules for the entire period for which purchase orders are outstanding. Frontier shall also identify any materials issue or process issue that modifies the shipment schedule that was in effect immediately prior to the engineering change.

    6.5 Where a requested change may create scrap costs, Frontier agrees to stop work in process and/or orders for materials within [*] of notification by Cisco. Materials on-hand or on order and work in process which has become obsolete as a result of the engineering change shall

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

be treated in the same manner as termination of a purchase order in accordance with Section 14.6 hereunder. Cisco must issue requisite documentation and purchase order release changes before Frontier will begin the change implementation.

7.  END-USER DOCUMENTATION

    7.1 SCOPE. Frontier agrees to develop, write, print, manufacture, maintain, and ship all Product-related end-user documentation so that it will have a Cisco "look-and-feel" (as defined below).

        (a) End-user Product documentation content is determined by the Product, and Cisco's documentation guidelines. Documentation will include, without limitation, user guides, hardware installation guides, software configuration and command reference guides, software release notes and hardware errata.

        (b) Frontier hereby grants to Cisco, for the term of the Agreement (inclusive of any extensions or associated survival periods), and pursuant to the terms and conditions of this Section 7, a royalty-free, non-exclusive, non-transferable license to use, modify and distribute any of Frontier's standard documentation which has been incorporated into the "look and feel" documentation developed by Frontier for Cisco hereunder (the "Cisco Documentation"). While Frontier shall include all proprietary rights notices on Frontier's standard documentation during the development process of the Cisco Documentation, Cisco retains the right to modify the Cisco Documentation subsequent to Frontier's delivery of the Cisco Documentation to Cisco, and, as such, shall incorporate any such proprietary rights notices which may have been removed by Cisco during its modification of the Cisco Documentation prior to distribution of the Cisco Documentation to its end user customers.

        (c) Cisco "look-and-feel" means utilizing and adhering to Cisco's then current customer documentation templates, style guide, and printing standards, as defined and specified from time to time by Cisco.

        (d) Cisco will provide at its expense all required templates, style guides, documentation samples, and printing guidelines.

        (e) Frontier agrees not to modify Cisco documentation templates.

        (f) Frontier will develop and maintain all end-user documentation in FrameMaker templates provided by Cisco. Frontier will provide any required technical illustrations in Adobe Illustrator format. Frontier will purchase and maintain the FrameMaker and Adobe Illustrator Software tools at its own expense.

        (g) Cisco will provide reasonable editorial assistance at alpha, beta, and final draft stages to assist Frontier in complying with the Cisco "look and feel."

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

        (h) Frontier will provide one (1) printed copy of each end-user manual with each Product shipped.

    7.2 DOCUMENTATION REVIEW CYCLES. Cisco will review all end-user documentation at alpha, beta, and final draft stages and will provide markups to Frontier in hard-copy or electronic medium for incorporation into the documentation. Cisco retains sole and final sign-off approval at the above-mentioned draft stages for all end-user documentation.

    7.3 ELECTRONIC PUBLICATION. Frontier will provide an electronic copy of the end-user documentation files (including all illustrations) at alpha, beta and final sign-off stages, and prior to any subsequent revision cycle, for the life of the manual(s). Cisco shall have the exclusive right to distribute manual(s) electronically.

    7.4 OWNERSHIP. Cisco shall own all right, title and interest in the Cisco Documentation provided, however, that Frontier retains all rights, title and interest in the content of Frontier's standard documentation which has been utilized in the development of the Cisco Documentation. Frontier hereby assigns to Cisco all right, title and interest to the Cisco Documentation and shall execute such instruments as Cisco may reasonably may request to effect and record such assignment. Frontier may not distribute the Cisco Documentation in any format or medium or for any purpose to any third party without prior written consent of Cisco. Upon termination or expiration of the Agreement, the Parties shall cease any development and distribution of the Cisco Documentation, except to the extent that Cisco retains survival rights to distribute any Cisco Documentation with Products remaining in Cisco's inventory at the time of termination or expiration that are subsequently sold by Cisco during the survival period of the Agreement and for technical and support purposes for the installed base of Products. The Parties further agree, upon termination or expiration, to meet to determine the appropriate disposition for all work in process and excess, unreserved Cisco Documentation which remains in either Cisco's inventory or at Frontier's manufacturing facility awaiting completion and/or delivery to Cisco at the time of termination or expiration.

    7.5 PRINT QUALITY. Cisco's written approval is required prior to printing any end-user documentation with Cisco "look-and-feel."

        (a) Cisco retains the right to review and approve any print vendor selected by Frontier for adherence to Cisco quality practices and competitive pricing.

        (b) Four-color process covers: Cisco will provide at its expense all film for four-color covers. Frontier will provide, at is expense, a trimmed composite blueline for Cisco's approval prior to printing any color process covers.

        (c) Self-cover manuals (one-color): Frontier will provide a trimmed blueline for Cisco approval prior to printing.

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

        (d) Cisco may, at its discretion, require a first-article prior to accepting delivery of any end-user documentation.

    7.6 REVISION CYCLES. Once documentation is "in-print," Frontier will revise the printed end-user manual(s) as necessary to accurately support the Product. Frontier and Cisco will agree upon a reasonable revision cycle, determined by anticipated Product enhancements, documentation errors, and/or changes.

        (a) Frontier will issue Software release notes or hardware errata in a timely manner, and ship them with their related Cisco Documentation.

        (b) Frontier will notify Cisco within thirty (30) days of Frontier's intent to revise a printed document.

        (c) Document revisions will include all relevant Product enhancements and new technical information.

        (d) Document revisions will receive alpha, beta, and final draft reviews by Cisco. Cisco retains sole and final draft sign-off approval.

        (e) With each revision, Frontier will provide electronic copies of files, as specified in Section 7.3.

        (f) Frontier will reprint revised documentation as specified in Section 7.5.

    7.7 DOCUMENTATION LIFE-CYCLE. Frontier agrees to maintain end-user documentation in print until Cisco notifies Frontier it will cease distributing a particular Product. Frontier will manage the physical documentation inventory.

    7.8 DOCUMENTATION NRE. In consideration of Frontier's creation of the Cisco Documentation hereunder, Cisco agrees to pay Frontier the amount of [*] upon completion and Cisco's acceptance of the Cisco Documentation. Cisco further agrees to pay for additions,/modifications to existing Cisco Documentation or for the creation of new documentation, both of which may be required as a result of Frontier's addition of new Products to the Agreement, provided, however, that
(i) Cisco has requested and/or authorized the modifications of the existing documentation or the creation of any new documentation, and (ii) specification/technical requirements have been provided by Cisco to Frontier, and (iii) the Parties have reached agreement with respect to the price to be paid to Frontier for the documentation prior to Frontier's initiation of any such work.

8.  SUPPORT

    8.1 CUSTOMER SUPPORT. Cisco will provide all first and second level customer support in the same manner that it provides such support for its other similar products. Frontier will

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

provide third-level or other customer support [*] to Cisco by telephone and e-mail seven days a week, twenty-four hours per day with a maximum one hour telephone response time. On-site third level problem support shall be as mutually agreed by Cisco and Frontier, but at a minimum will include troubleshooting and providing bug fixes in the Software and hardware of the Product. Cisco shall provide Frontier feedback on any software bugs and potential fixes, which will then be incorporated into the Software.

    8.2 TECHNICAL SUPPORT. Frontier agrees to regularly supply Cisco with all bug notes or other documentation defining the relevant hardware and software information, symptoms, solutions or work-arounds for Product problems which affect form, fit or function. During the term of this Agreement, Frontier will provide such support to Cisco [*]. This information will be provided via an electronic means (e.g. an FTP server).

    8.3 ENGINEERING CHANGES. Frontier agrees to provide Cisco, with new releases of maintenance modifications or engineering changes approved by Cisco pursuant to Section 6.3, suitable for preparation by Cisco as a Product for distribution to Cisco's customers, at Cisco's discretion. Cisco may request that Frontier update all of Cisco's customer support documentation and Product inventory to incorporate modifications or changes. In addition, if the parties mutually determine that Products or Product parts must be replaced in the field (including without limitation to rectify epidemic failure), Frontier will, at a minimum, provide retrofit kits to Cisco [*].

    8.4 REPAIR PROCEDURE. After expiration of the Warranty Period, Frontier will continue to provide repair for Products and Product parts. Repair is defined as repairing the part or Product and bringing it up to the current engineering change. Frontier will track Products returned for repair by serial number and will ship repaired parts within five (5) days from receipt. Cisco shall be responsible for all inbound and outbound freight associated with Product repair. Each part will be individually packaged and meet Cisco packaging specifications. Frontier will provide quarterly part failure reports on a best efforts basis. Such part failure reports will include, by serial number, each part repaired, failure symptom, and determined failure. Frontier will use a 2-day carrier or better within the U.S. and [*] or better internationally (if applicable). Prices and charges for repair of parts and Products and for spare parts are set forth in Exhibit E.

    8.5 EMERGENCY PART SHIPMENT PROCEDURE. In cases of emergency, as reasonably determined by Cisco, Frontier will ship (at Cisco's expense) to Cisco part(s) or Product(s) with overnight delivery to Cisco. Such parts or Products shall only be used for service and support and may not be resold by Cisco other than as part of Cisco's customer service and support program.

    8.6 SUPPORT DOCUMENTATION. Promptly upon Cisco's written request, Frontier agrees to supply Cisco with all technical documentation and resources that the Parties reasonably determine to be useful or necessary to perform customer support and troubleshooting or to analyze the technical benefits and risks of introducing new software or hardware releases of the Products into Cisco's customer base. Such support documentation will include, without

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

limitation: (i) hardware and software specifications, (ii) information on debugging/support tools, and (iii) lists of all error messages with explanations as needed and recommended actions.

    8.7 PRODUCT REPORTS. Frontier will keep accurate records of Product deficiencies (bugs) and make such reports available to Cisco at least quarterly on a best efforts basis. Frontier will maintain an electronic means (e.g., an FTP server) through which Cisco can obtain up-to-date information on bugs, fixes, and code updates.

    8.8 DISCONTINUED PRODUCTS. Frontier will use best efforts to provide support to Cisco, pursuant to this Section 8, for each discontinued Product for [*] after the date of such discontinuance.

    8.9 SUPPORT PRIORITIZATION AND ESCALATION GUIDELINES, To ensure that all Product problems and technical inquiries are reported in a standard format, Frontier will use and comply with the problem priority definitions and escalation guidelines as set forth in Exhibit F hereto, and Cisco shall assign a priority to all problems submitted to Frontier. Based on the priority of a Product problem, Frontier agrees to provide Cisco fixes or work-arounds in the following time frames:

        Priority 1: Fix or work-around within [*] of problem report to Frontier Priority 2: Fix or work-around within [*] of problem report to Frontier Priority 3: Fix of work-around within [*] of problem report to Frontier Priority 4: Fix or work-around within [*] of problem report to Frontier

For Priority 3 or 4 problems, if Frontier is unable to meet at the time frames listed above, the Frontier will provide to Cisco within [*], at a minimum, a written plan for addressing the problem.

    8.10 TRAINING. Frontier shall offer, at its expense, its standard training and instruction class in the service and maintenance of the Products up to three
(3) times during the term of this Agreement at Cisco's San Jose headquarters at times mutually reasonably agreed upon by Frontier and Cisco, such training classes to last no more than three (3) days each. In addition, this training will be offered from time to time as requested by Cisco or as otherwise needed as new Products are added to this Agreement and as existing Products are enhanced and shall also include compatibility issues, engineering debug capabilities, customer premises debug capabilities. Frontier will provide training for new Products prior to initial shipment of each new Product and for a minimum of twenty-five (25) people at a Frontier facility or a location mutually reasonably agreed upon by Frontier and Cisco. Training will be provided at no cost to Cisco, except that Cisco will bear all travel and living expenses of its employees during such training. Frontier shall pay all costs associated with shipping training materials to Cisco's San Jose facilities. Additional terms regarding training classes at Cisco sales offices will be negotiated by the parties in good faith.

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

    8.11 SUPPORT OF CISCO ENHANCEMENTS. In the event Cisco exercises its right to make Software enhancements, Frontier is obligated to fix software bugs only if the problem can be demonstrated to exist in the Software without the Cisco enhancements.

9.  REPRESENTATIONS AND WARRANTIES

    9.1 WARRANTY OF TITLE. Frontier warrants and represents to Cisco that (i) Cisco shall acquire good and clear title to the Products, free and clear of all liens and encumbrances, (ii) all materials and services provided hereunder including, without limitation, the Products, are either owned or properly licensed by Frontier or are in the public domain and the use thereof by Cisco or its affiliates, customers, representatives, distributors or dealers will not infringe any proprietary rights of any third party, (iii) Frontier has the full power to enter into this Agreement, to carry out its obligations under this Agreement and to grant the rights and licenses granted to Cisco in this Agreement and (iv) Frontier's compliance with the terms and conditions of this Agreement will not violate any Federal, state or local laws, regulations or ordinances or any third party agreements.

    9.2 PRODUCT WARRANTY To Cisco and its customers Frontier warrants the Products will be new and unused, will perform in accordance with the applicable Specifications and related documentation provided by Frontier (and will achieve any function described therein), and will be free from defects in materials, workmanship or design for a period of [*] from the date of shipment (the "Warranty Period"). Frontier further warrants that repairs will be free from defects outside the Warranty Period for a period of [*].

    9.3 During the Warranty Period, Frontier will repair or replace (at its option), and return or deliver to the location designated by Cisco within five
(5) working days from receipt, any defective Product or part, provided that the Product or part is returned to Frontier. Unless Frontier reasonably demonstrates a returned item is free from defect, Frontier shall pay the costs of all shipping and insurance of the item (including, upon repair or replacement, return of the same or replacement item to the original location) and assume the risk of loss during shipping. All replaced parts become the property of Frontier.

    9.4 This limited warranty does not extend to any Products that have been misused, abused, serviced by anyone other than a Frontier authorized representative, Cisco or a party authorized by Cisco, or damaged due to accident or act of God. EXCEPT FOR THE WARRANTIES PROVIDED IN THIS AGREEMENT, NO OTHER WARRANTIES ARE EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. EXCEPT FOR THE WARRANTIES PROVIDED BY FRONTIER IN THIS AGREEMENT, NO ADDITIONAL REPRESENTATION OR WARRANTY, INCLUDING BUT NOT LIMITED TO: STATEMENTS OF CAPACITY, SUITABILITY FOR USE OR PERFORMANCE, WHETHER MADE BY FRONTIER EMPLOYEES OR CISCO SHALL BE CONSIDERED TO BE A WARRANTY BY FRONTIER FOR ANY PURPOSE OR GIVE RISE TO ANY LIABILITY OF FRONTIER WHATSOEVER.

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

    9.5 EPIDEMIC HARDWARE FAILURE. For the purposes of this Agreement epidemic failure will be deemed to have occurred if more than [*] of the then current total installed base of [*] Product should fail in [*] within a time period of [*] days. In the case of epidemic failure Frontier and Cisco will cooperate to implement the following procedure:

        (a) Cisco will immediately notify Frontier upon discovery of the failure.

        (b) Within two (2) working days Frontier will give an initial response indicating its preliminary plan for diagnosing the problem.

        (c) Frontier and Cisco will jointly exert [*] efforts to diagnose the problem and plan a work-around or more permanent solution.

        (d) Frontier will apply its engineering change order procedure in appropriate circumstances for hardware problems originating in the manufacturing process.

        (e) Frontier will prepare and consult with Cisco regarding an appropriate [*] as well as an appropriate [*], as an interim solution, if one is needed.

        (f) Frontier and Cisco will [*] on a recovery plan.

[*] will be responsible for [*] in rectifying any epidemic failure, including without limitation, for any solution, work-arounds, recovery plan or engineering changes.

10. MANUFACTURING RIGHTS

    10.1 CISCO'S RIGHT TO MANUFACTURE. Frontier grants Cisco, for a period not to exceed [*] from Cisco's exercise of such grant, a worldwide, nonexclusive, non-transferable right and license to manufacture or have manufactured the Products ("Manufacturing Rights") at any time upon occurrence of any of the events and/or circumstances defined below, provided the parties' management has met to review the event and/or circumstances causing the transfer of Manufacturing Rights to Cisco and has failed, after exhausting all reasonable efforts, to reach an alternative resolution.

        (a) If Frontier fails to consistently supply Cisco with Products meeting the applicable Specifications in the quantities required in accordance with Cisco purchase orders, and fails to provide Cisco with a reasonable cure and/or reasonable assurances of an expeditious cure within [*] days of receipt of Cisco's notification of Frontier's failed performance. For the purposes of this section, Frontier shall have been deemed to have failed consistently in performing its obligations to supply Products if: (i) for any [*] period, Frontier fails to deliver at least [*] of the required quantities of the Product on or before the scheduled delivery dates; or,
    (ii) greater than [*] of the Products delivered over any [*] period are defective in any material respect with regard to materials and

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

    workmanship. Cisco agrees to provide Frontier with a monthly report which identifies the measurements associated with Frontier's [*] to enable Frontier to review and correct any deficiencies in its performance hereunder. In the event Cisco fails to provide the required monthly report for any of the [*] which are the basis for Frontier's failed performance hereunder, Cisco may not invoke its Manufacturing Rights unless and until such time as Cisco provides Frontier with the required reporting information and notice of Frontier's failure for the specified [*], and Frontier, after receipt of the reporting information and notification from Cisco, fails to provide Cisco with a reasonable cure and/or reasonable assurances of an expeditious cure within [*] of receipt of said notification. In the event Frontier cures its failed performance within the required time frame, Cisco may not invoke any Manufacturing Rights under this section until such time as Frontier fails to meet delivery or quality standards for any subsequent [*] period.

        (b) If Frontier discontinues manufacturing of the Product and fails to make a substitute available that, in Cisco's reasonable judgment, is equivalent in form, fit and function.

        (c) If Frontier becomes insolvent or seeks protection under any bankruptcy, receivership, trust, deed, deed, creditors arrangement, composition or comparable proceeding, or if such is instituted against Frontier.

        (d) If Frontier assigns or transfers its rights or obligations under the Agreement to a direct competitor of Cisco's without prior written consent, including, without limitation, any transfer by sale, merger or other working combination of ownership of or control over more than [*] of the voting securities or control of Frontier.

        (e) If Cisco terminates the Agreement by reason of any other material breach by Frontier of its obligations hereunder, and such obligations remain uncured for the later of thirty (30) days or a mutually accepted period of time after Frontier's receipt of written notice thereof from Cisco. Notwithstanding Cisco's rights with respect to termination as defined in this Section 10, Cisco agrees, in the interest of maintaining the ongoing relationship between the Parties as set forth by the Agreement, to contact Frontier to schedule a meeting with Frontier's senior management to discuss and review resolution alternatives to the material breach prior to delivery of written notice of termination to Frontier. In the event the Parties fail to identify a reasonable resolution to the breach during the management meeting, Cisco may, immediately thereafter, deliver termination notice to Frontier.

    10.2 ROYALTIES AND LICENSE FEES.

        (a) In the event Cisco exercises its Manufacturing Rights, Cisco agrees to pay Frontier royalties on all Products manufactured and distributed by Cisco hereunder equal to [*] of Cisco's [*] for the Product. All royalties will be computed on a per unit basis and paid quarterly within forty-five
    (45) days following the end of each Cisco quarter.

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

        (b) Cisco shall be obligated to pay all license fees and royalties, if any, with respect to any third party proprietary rights and technologies which are required for the exercise of Cisco's Manufacturing Rights and which are listed in Exhibit I. All other such third party royalties and licenses which are not listed in Exhibit I and which are required for Cisco to exercise the Manufacturing Rights under this Agreement shall be paid by Frontier.

    10.3 AUDIT RIGHTS. In the event Cisco exercises its Manufacturing Rights as provided hereunder, Cisco agrees to keep and maintain, for a period of [*] after the end of the year to which they pertain, complete and accurate records of the Products manufactured and distributed by Cisco in order to calculate and confirm Cisco's royalty obligations under Section 10.2 above. Upon reasonable prior notice, Frontier will have the right, exercisable not more than once every twelve (12) months, to appoint an independent accounting firm reasonably acceptable to Cisco, at Frontier's expense, to examine such books, records and accounts during Cisco's normal business hours to verify the royalties due by Cisco to Frontier under Section 10.2 above, subject to such independent accounting firm's execution of Cisco's standard confidentiality agreement; provided that execution of such agreement will not preclude such firm from reporting its results to Frontier. In the event such audit discloses an underpayment or overpayment of royalties due hereunder, the appropriate party will promptly remit the amounts due to the other party.

    10.4 MANUFACTURING INFORMATION ESCROW.

        (a) The parties agree that upon request by Cisco, Frontier will promptly place the following materials into an escrow account: (i) the source code and applicable documentation for the Products (in either electronic media form or hard copy) and (ii) certain applicable manufacturing information ("Escrowed Materials"). Cisco shall select the escrow agent (subject to Frontier's reasonable approval), and be responsible for the establishment, administration and cost of the escrow account. Immediately upon termination of this Agreement, all Escrowed Materials will be released back to Frontier. The Escrowed Materials will be released for use by Cisco, subject to the terms and conditions hereof, only after notice to Frontier and only under circumstances in which Cisco would otherwise be entitled to exercise the Manufacturing Rights. Frontier agrees to promptly deposit, at least two (2) times per year, into escrow any and all updates, enhancements and modifications to the Escrowed Materials.

        (b) In the event Cisco exercises its Manufacturing Rights hereunder, at no cost to Cisco, Frontier shall provide Cisco such technical support and assistance as Cisco may reasonably request in connection with the manufacture of the Products.

        (c) Cisco agrees that it will maintain the Escrowed Material delivered to it under this Agreement in strict confidence and will require its contractors to do the same. Any source code which is delivered as part of the Escrowed Material will be subject to Cisco's confidentiality obligations set forth in Section 12.

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

        (d) Cisco's rights to use the Escrowed Materials, upon the exercise of Manufacturing Rights, shall be limited to support, maintenance and manufacture of the Products only. Cisco shall be prohibited from: (i) disclosing, selling, copying or otherwise transferring the Escrowed Materials except as necessary to carry out Cisco's right to support, maintain and manufacture the Products; or (ii) removing the Escrowed Materials from Cisco's facilities or the facilities of Cisco's authorized manufacturer(s) of the Products. Cisco further agrees, at all times while in possession of Frontier's Escrowed Materials, to protect against unlawful disclosure and ensure the integrity and protection of Frontier's proprietary rights by maintaining, as applicable, Frontier's proprietary rights notices
    (A) in the source code of the Escrowed Materials, in the comment lines at the beginning of each significant module; (B) on the terminal screen when each user starts that program; (C) on the label for the magnetic media that contains the program; and (D) on all technical manuals and related documentation for the program.

11. INDEMNIFICATION

    11.1 PROPRIETARY RIGHTS.

        (a) Frontier agrees to indemnify, defend and hold harmless Cisco and its officers, directors, employees, shareholders, customers, agents, successors and assigns from and against any and all loss, damage, settlement or expense (including legal expenses), as incurred, resulting from or arising out of any claims which allege that any Products or the use or sale thereof infringe upon, misappropriate or violate any patents, copyrights, or trade secret rights or other proprietary rights of persons, firm or entities who are not parties to this Agreement except for such claims that result solely
    (i) from Frontier's compliance with design specifications and/or data sheets supplied by Cisco or (ii) from Cisco's alteration or modification of Products after delivery by Frontier; provided that Cisco (i) promptly notifies Frontier, in writing, of any notice or claim of such alleged infringement or misappropriation involving the Products of which it becomes aware, and (ii) permits Frontier to control, in a manner not adverse to Cisco, the defense, settlement adjustment or compromise of any such claim using counsel reasonably acceptable to Cisco. Cisco may employ counsel, at its own expense (provided that if such counsel is necessary because of a conflict of interest of either Frontier or its counsel or because Frontier does not assume control, Frontier will bear such expense), to assist it with respect to any such claim. Frontier shall not enter into any settlement that affects Cisco's rights or interest without Cisco's prior written approval. Cisco shall have no authority to settle any claim on behalf of Frontier.

        (b) If by reason of such infringement claim, Cisco or its customers shall be prevented or are likely to be prevented by legal means from selling or using any Products, or if, in Frontier's opinion, such claim is likely to occur, Frontier will use its best efforts, at its expense, to: (i) obtain all rights required to permit the sale or use of the Products by Cisco and its customers; or (ii) modify or replace such Products to make them

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

    non-infringing (and extend this indemnity thereto), provided that any such replacement or modified Products are satisfactory to Cisco. If Frontier is unable to achieve either of the options set forth above within a reasonable period of time after the issuance of the injunction, but in no event longer than thirty (30) days after receipt of notice thereof, Frontier shall promptly refund to Cisco the invoiced purchase price, plus all shipping, storage, and associated costs, of any Products returned freight collect to Frontier which Cisco or its customers are legally prohibited from selling or using.

    11.2 PRODUCT LIABILITY INDEMNIFICATION.

        (a) Frontier expressly and unequivocally agrees to and hereby does indemnify, release, defend and hold Cisco and its officers, directors, employees, shareholders, agents, successors and assigns harmless from and against all claims, damages, losses, costs and expenses, including attorneys' fees, arising in favor of any person, firm or corporation on account of product liability in any way relating to the Product, provided that Cisco (i) promptly notifies Frontier, in writing, of any notice or claim hereunder of which it becomes aware, and (ii) permits Frontier to control, in a manner not adverse to Cisco, the defense, settlement, adjustment or compromise of any such claim using counsel reasonably acceptable to Cisco. Cisco may employ counsel, at its own expense (provided that if such counsel is necessary because of a conflict of interest of either Frontier or its counsel or because Frontier does not assume control, Frontier will bear such expense), to assist it with respect to any such claim. Frontier shall not enter into any settlement that affects Cisco's rights or interest without Cisco's prior written approval. Cisco shall have no authority to settle any claim on behalf of Frontier. Notwithstanding the indemnification provisions of this Section 11.2, it is mutually agreed and understood that any and all obligations, commitments and liabilities with respect to Product liability as defined in this Section 11.2 shall not apply to Frontier to the extent Products are manufactured by Cisco in the event Cisco has exercised its rights to manufacture Frontier's Products pursuant to Section 10 hereunder, provided that Frontier's Product liability indemnity obligations under this Section 11.2 shall continue to apply for defects arising from the design of the Product.

12. CONFIDENTIALITY

    Any proprietary information exchanged by the Parties during the term of this Agreement shall be treated pursuant to the Non-Disclosure Agreement, dated
July 10, 1995.

13. LIMITATION OF LIABILITY

EXCEPT UNDER SECTIONS [*], UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER IN CONNECTION WITH THE SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, STRICT LIABILITY, NEGLIGENCE OR OTHER LEGAL OR EQUITABLE THEORY, FOR
(I) ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, (II) LOST PROFITS OR DATA OR

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

(III) ANY AMOUNTS IN EXCESS OF THE [*] OR THE [*] FOR THE [*] THAT ARE THE SUBJECT OF THE CLAIM. THIS SECTION DOES NOT LIMIT EITHER PARTY'S LIABILITY FOR BODILY INJURY OF A PERSON.

14. TERM AND TERMINATION

    14.1 TERM. Unless terminated earlier as provided herein, this Agreement shall have a term of three (3) years commencing from the Effective Date, unless terminated sooner by written notice given by a party pursuant to this Section
14. The parties may extend the term of this Agreement for up to additional one
(1) year periods by written agreement executed no later than sixty (60) days prior to the expiration of the then current term period. Upon any expiration or termination, the rights and obligations of the parties shall continue except that Frontier will not be required to accept further orders or undertake further product development.

    14.2 TERMINATION FOR CAUSE This Agreement may be terminated by a party for cause immediately by written notice upon the occurrence of any of the following events:

        (a) If the other ceases to do business, or otherwise terminates its business operations; or

        (b) If the other breaches any provision of this Agreement and fails to cure such breach within thirty (30) days (immediately in the case of a breach of Section 12) of written notice describing the breach; or

        (c) If the other becomes insolvent or seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against the other (and not dismissed within ninety (90) days).

    14.3 TERMINATION FOR CONVENIENCE. Subject to the terms of this Section 14, Cisco may terminate this Agreement or any purchase order issued hereunder upon notice to Frontier. Both Cisco and Frontier agree to cooperate in good faith to minimize the negative impact to both parties. Cisco agrees to execute any termination for convenience in the following manner.

        (a) Written notice informing Frontier of Cisco's intent to terminate this Agreement or any purchase orders issued hereunder.

        (b) A minimum of nine (9) months lead time from the date of receipt of written notice by Cisco before full termination of Cisco's requirements.

    14.4 FRONTIER'S ACTIONS. Upon receipt of written notice pursuant to Section 14.3, Frontier will, to the extent and at the times specified by Cisco, stop all work under the affected purchase order, place no further orders for materials to complete the work, orders and any surviving rights under terminated subcontracts or orders, settle all claims thereunder after

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

obtaining Cisco's approval, protect all property in which Cisco has or may acquire an interest, and transfer title and make delivery to Cisco of all completed Products, articles, raw materials, work in process, and other things held or acquired by Frontier in connection with the terminated portion of this purchase order. Frontier will proceed promptly to comply with Cisco's instructions respecting each of the foregoing without awaiting settlement of payment of its termination claim.

    14.5 CLAIMS. Within thirty (30) days after termination according to Section 14.3, Frontier may submit to Cisco its written claim for any charges due to Frontier from Cisco. Failure to submit the claim within thirty (30) working days will constitute a waiver of all claims and a release of all Cisco's liability arising out of the termination.

    14.6 SETTLEMENT. In the event that Frontier properly files any claims under
Section 14.5 above, Cisco agrees to pay to Frontier the amounts identified by Frontier in its invoice for any such termination that is promptly submitted to Cisco. Notwithstanding the foregoing, if Cisco reasonably disputes the amounts identified by Frontier in the submitted invoice and the parties fail (in good faith) to reach agreement on an adjusted invoice value, Cisco agrees to pay and Frontier shall accept the following amounts:

        (a) The price for all Products completed (which items were delivered or available for delivery at the time notice of termination was given) pursuant to the affected purchase order(s) and not previously paid for as specified in Exhibit A.

        (b) The actual, documented costs incurred by Frontier related to the terminated portion of the purchase order, including, only to the extent that any components, materials and other inventory cannot be used in any of Frontier's non-Cisco products: (i) Frontier's cost of component inventory for the terminated portion of the purchase order(s), (ii) Frontiers cost of work in process materials including manufacturing operations completed at the time of cancellation for the terminated portion of Cisco's purchase order, and (iii) reasonable cancellation charges incurred by Frontier from component suppliers for the terminated portion of Cisco's purchase order.

        (c) The reasonable, documented costs incurred by Frontier in protecting property in which Cisco has or may acquire an interest.

        (d) Notwithstanding the foregoing, payments made under this Section 14.6 shall in no event [*] in the terminated purchase order(s) less payments otherwise made or to be made. Any amounts payable for property lost, damaged, stolen or destroyed prior to delivery to Cisco win be excluded from amounts otherwise payable to Frontier under this Section 14. THIS SECTION
    14.6 SETS FORTH FRONTIER'S ENTIRE REMEDIES WITH RESPECT TO A TERMINATION OF THIS AGREEMENT BY CISCO UNDER SECTION 14.3 ABOVE.

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

    14.7 SURVIVAL; SUPPORT AFTER TERMINATION. Sections 2, 7.4, 9, 11, 12, 13, 14, 15, 16, 17, 18 and 19 and Cisco's right to distribute Products in inventory or subject to any pending purchase order shall survive termination or expiration of this Agreement. In the event of any termination or expiration of this Agreement, Frontier shall continue to provide maintenance support and hardware repair to Cisco at Frontier's prevailing rates. The support shall be provided a minimum of three (3) years after termination or expiration.

    14.8 Subject to Cisco's Manufacturing Rights under Section 10, upon Frontier's request, Cisco shall deliver to Frontier all Frontier property loaned to Cisco under this Agreement, without cost to Frontier (exclusive of freight costs). Frontier shall determine the manner and procedure for returning the Frontier property, and shall pay the corresponding freight costs.

15. FORCE MAJEURE

    Neither party shall be considered in default of performance of its obligations under this Agreement to the extent that performance of such obligations is delayed by force majeure or contingencies or causes beyond the reasonable control of such party or its suppliers. In the event Frontier fails to deliver product due to such causes, Cisco may either:

        (a) Terminate this Agreement or any part hereof as to Product(s) not shipped; or

        (b) Suspend this Agreement in whole or in part for the duration of the delaying cause, and at Cisco's option, buy the Product(s) elsewhere and deduct from any commitment to Frontier the quantity so purchased. Frontier shall resume performance under this Agreement immediately after the delaying cause ceases and, at Cisco's option, extend the then current term period for a period equivalent to the length of time the excused delay endured.

16. ASSIGNMENT

    This Agreement shall be binding on the parties hereto and their successors and assigns; provided, however, that Frontier shall not assign or transfer, in whole or in part, this Agreement or any of its rights or obligations arising hereunder without the prior written consent of Cisco, except that Frontier may assign this Agreement to a party that acquires all or substantially all of Frontier's business, stock or assets. Any purported assignment without such consent shall be null and void. Cisco may freely transfer, in whole or part, this Agreement and its rights and obligations hereunder.

17. NONSOLICITATION

    During the term of this Agreement and for one (1) year thereafter, each party will refrain from (i) soliciting the other party's employees or consultants for employment or other service or

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

(ii) encouraging the other party's employees or consultants to leave the such other party for any reason.

18. COMPLIANCE WITH LAWS; IMPORT/EXPORT

    18.1 COMPLIANCE WITH LAWS. Frontier warrants that in performance of work under this Agreement it has complied with or will comply with all applicable federal, state, local laws and ordinances now or hereafter enacted including, but not limited to OSHA, the Fair Labor Standards Act of 1938 (29 U.S.C. 201-219), the 8-Hour Law (40 U.S.C. 327-332), the Equal Opportunity and Affirmative Action Regulations, and laws restraining the use of convict labor. Frontier warrants that in performance of work under this Agreement it has complied with all laws, regulations, statutes and ordinances of all governmental entities including local, state, federal or international, now or hereafter enacted, which regulate any material because it is radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment including but not limited to the Comprehensive Environmental Response Compensation and Liability Act of 1980, the Resource Conservation Recovery Act, the Federal Water Pollution Control Act, the Clean Air Act, the Montreal Protocol, the Toxic Substances Control Act and similar laws, rules, statutes, treaties or orders and international understandings. In addition, Frontier shall secure and maintain adequate workmen's compensation insurance in accordance with the laws of the state or states from which Frontier shall furnish Product and/or services for Cisco. Upon request, Frontier agree to issue certificates certifying compliance with any of the aforementioned laws or regulations as may be applicable to the Product and/or services being furnished hereunder.

    18.2 IMPORT AND EXPORT. Frontier shall provide all information under its control which is necessary or useful for Cisco to obtain any export or import licenses required for Cisco to ship or receive Products, including, but not limited to, U.S. customs certificates of delivery, affidavits or origin, and U.S. Federal Communications Commissions identifier, if applicable.

19. GENERAL

    19.1 NOTICES. All notices shall be sufficient only if personally delivered, delivered by telecopy, delivered by a major commercial rapid delivery courier service or mailed by certified or registered mail, return receipt requested, to either party at its address set forth below (or such other address as such party may provide by notice pursuant to this Section):


    Cisco Systems, Inc.                Frontier Software Development, Inc.
    170 West Tasman Drive              321 Billerica
    San Jose, CA 95134-1706            Chelmsford, MA 01824

    If not received sooner, notice by mail shall be deemed received five (5) days after deposit in the U.S. mails, properly addressed, with first class postage prepaid. Notice by telecopy shall be deemed received at the time sent or the next working day if such time is not during a working day.

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

    19.2 CONTROLLING LAW AND JURISDICTION. This Agreement shall be governed, controlled, interpreted and defined by and under the laws of the State of California and the United States, without regard to the conflicts of laws provisions thereof. Unless waived by Cisco (which it may do in its sole discretion) the exclusive jurisdiction and venue of any action with respect to the subject matter of this Agreement shall be the Superior Court of California for the County of Santa Clara or the United States District Court for the Northern District of California and each of the parties hereto submits itself to the exclusive jurisdiction and venue of such courts for the purpose of any such action. Service of process in any such action may be effected in the manner provided in Section 19.1 for delivery of notices.

    19.3 WAIVERS AND AMENDMENTS. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial waiver thereof include any other right, power or privilege. This Agreement may not be amended, changed, discharged or terminated except by a written document signed by duly authorized officers of the parties.

    19.4 SEVERABILITY. In the event that any provision of this Agreement shall be unenforceable or invalid under any applicable law or be so held by applicable court decision, such unenforceability or invalidity shall only apply to such provision and shall not render this Agreement unenforceable or invalid as a whole; and, in such event, such provision shall be modified or interpreted so as to best accomplish the objective of such unenforceable or invalid provision within the limits of applicable law or applicable court decision and the manifest intent of the parties hereto.

    19.5 RELATIONSHIP OF THE PARTIES. In fulfilling its obligations under this Agreement, each party shall be acting as an independent contractor. This Agreement does not make either party the employee, agent or legal representative of the other.

    19.6 BASIS OF BARGAIN. EACH PARTY RECOGNIZES AND AGREES THAT THE WARRANTY DISCLAIMERS AND LIABILITY AND REMEDY LIMITATIONS IN THIS AGREEMENT ARE MATERIAL BARGAINED FOR BASES OF THIS AGREEMENT AND THAT THEY HAVE BEEN TAKEN INTO ACCOUNT AND REFLECTED IN DETERMINING THE CONSIDERATION TO BE GIVEN BY EACH PARTY UNDER THIS AGREEMENT AND IN THE DECISION BY EACH PARTY TO ENTER INTO THIS AGREEMENT.

    19.7 ENTIRE AGREEMENT. This Agreement (including the Exhibits hereto) constitutes the entire Agreement between the parties hereto concerning the subject matter of this Agreement; and there are no conditions, understandings, agreements, representations, or warranties, expressed or implied, which are not specified herein.

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement by persons duly authorized as of the date and year first above written.


                                     CISCO SYSTEMS, INC.


                                     By: /s/ MARIO MAZZOLA
                                         -------------------------------

                                     Title: V.P. AND G.M. WBU
                                            ----------------------------



                                     FRONTIER SOFTWARE DEVELOPMENT, INC.


                                     By: /s/ NARENDRA POPAT
                                         -------------------------------

                                     Title: PRESIDENT
                                            ----------------------------

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

                                    EXHIBIT A

                                PRODUCTS/PRICING



------------------------  ----------------------  --------------------------------------------------------------------
PRODUCT                   U.S.                                                 DISCOUNT
MODEL                     LIST
NUMBER                    PRICE
------------------------  ----------------------  --------------------------------------------------------------------
                                                                                  [*]
                                                  --------------------------------------------------------------------
                                                          [*]                     [*]                      [*]
------------------------  ---------------------   ----------------------  -----------------------  -------------------
6010                      [*]                             [*]                     [*]                      [*]
------------------------  ---------------------   ----------------------  -----------------------  -------------------
6010E2                    [*]                             [*]                     [*]                      [*]
------------------------  ---------------------   ----------------------  -----------------------  -------------------
6020                      [*]                             [*]                     [*]                      [*]
------------------------  ---------------------   ----------------------  -----------------------  -------------------
6020T2                    [*]                             [*]                     [*]                      [*]
------------------------  ---------------------   ----------------------  -----------------------  -------------------
7101ET                    [*]                             [*]                     [*]                      [*]
------------------------  ---------------------   ----------------------  -----------------------  -------------------
7101TR                    [*]                             [*]                     [*]                      [*]
------------------------  ---------------------   ----------------------  -----------------------  -------------------
7102ET                    [*]                             [*]                     [*]                      [*]
------------------------  ---------------------   ----------------------  -----------------------  -------------------
7102TR                    [*]                             [*]                     [*]                      [*]
------------------------  ---------------------   ----------------------  -----------------------  -------------------
7103ET                    [*]                             [*]                     [*]                      [*]
------------------------  ---------------------   ----------------------  -----------------------  -------------------
7103TR                    [*]                             [*]                     [*]                      [*]
------------------------  ---------------------   ----------------------  -----------------------  -------------------

    When reference is made in the Agreement or any exhibit to Frontier's published U.S. List Price of a Product specially modified for Cisco, such reference shall mean Frontier's published U.S. List Price for Frontier standard product upon which the Product has been based. If Frontier shall modify, update, enhance or create a new version of a standard product upon which such a Product is based, it shall similarly modify, update, enhance or create a new version of the corresponding Product. Frontier will sell Products specially modified for Cisco only to Cisco.

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

                                    EXHIBIT B

                                    NOT USED

                                    EXHIBIT C

                             PRODUCT SPECIFICATIONS

                 INTELLIGENT RMON PROBES FOR FDDI/CDDI BACKBONES


--  Cost effective RMON probes for 62.5/125 micron multimode FDDI and for CDDI

--  High Performance 90 Mhz Pentium processor

--  RMON MIB and SMT support FDDI/CDDI for enterprise wide standard diagnostics

--  Support for Single and Dual attached physical connections

-- Virtual analyzer for 7 layer EnterpriseRMON(TM) monitoring of multiple network parameters concurrently

--  In Band/Out of band configuration support via BootP, TFTP, and NSlogin

--  Resource Manager(TM) option provides proactive monitoring of SNMP devices

--  Ethernet or Token Ring interface connections for management communications

--  Full packet capture and seven level protocol decode for FDDI/CDDI traffic

--  Integrates with NETscout Manager for comprehensive mutli-topology monitoring



-----------------------------------------------------------
NETscout
FDDI/CDDI Probes
-----------------------------------------------------------   ----------------------------------
-----------------------  -----------------------------------  ----------------------------------

        MODEL                       DESCRIPTION                           TOPOLOGY
-----------------------  -----------------------------------  ----------------------------------
-----------------------  -----------------------------------  ----------------------------------
     7101ET                      CDDI Probe                           CDDI/Ethernet
     7101TR                      Single Attached                      CDDI/Token Ring
-----------------------  -----------------------------------  ----------------------------------
-----------------------  -----------------------------------  ----------------------------------

     7102ET                      FDDI Probe                           FDDI/Ethernet
     7102TR                      Single Attached                      FDDI/Token Ring
-----------------------  -----------------------------------  ----------------------------------
-----------------------  -----------------------------------  ----------------------------------

     7103ET                      FDDI Probe                           FDDI/Ethernet
     7103TR                      Dual Attached                        FDDI/Token Ring
-----------------------  -----------------------------------  ----------------------------------


NETSCOUT FDDI/CDDI PROBES PROVIDE FULL RMON CAPABILITIES FOR HIGH SPEED
BACKBONES

Distributed networks use a variety of topologies in order to maximize network performance and utilization. In many cases FDDI and/or CDDI technologies have been applied to needs for a high speed, high performance backbone connecting the variety of Ethernet, Token Ring, and WAN segments which typically integrate to form enterprise wide communications.

Since the development of the RMON standard, first for Ethernet and then extended to Token Ring, users have quickly adopted this standards based technology to provide both pro-active as well as reactive diagnostic operations for increasingly complex network configurations. However, no cost effective mechanism has exited to address the needs of users to understand the operation and diagnose problems associated with high speed backbone segments.

The NETscout 7100 Series EnterpriseProbe for FDDI/CDDI networks fills this major hole in diagnostic capabilities. Depending on the model selected, users may connect to both FDDI and CDDI network segments in either single or

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

dual attached configurations. The NETscout's high performance Pentium processor allows users to gather RMON based statistics for all ring traffic activity.

NETscout's Domain View architecture provides the same capability to subdivide traffic on the ring and effectively operate multiple concurrent RMON probes on a single platform. Management from the NETscout RMON management package presents FDDI/CDDI information in exactly the same forms as for Ethernet and Token Ring thus presenting a complete and uniform diagnostic mechanism for multi-media enterprise networks.

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

                                  SPECIFICATIONS



MODEL 7100 PROBE FAMILY


High performance Pentium processor based stand alone probes include all nine RMON-MIB groups for FDDI or CDDI with an Ethernet or a Token Ring connection for management communication.

SMT SUPPORT

The NETscout EnterpriseProbe for FDDI has built-in support for monitoring and capturing Station management (SMT) frames. This capability allows the NETscout Manager to filter and decode all SMT frames, and to present an active ring map and topology for all FDDI devices on a FDDI Segment.

PHYSICAL

Dimensions 6-3/4"H x 17"W x 16"D
Weight     24 pounds

CDDI INTERFACE

RJ-45 accepts Category 5 UTP or Category 5 sheath - shielded, 100 ohm twisted pair cable with TP-MIC plug.

FDDI

Single or dual SC type connectors accept SC to SC or SC to MIC MULTIMODE fiber optic cable.

CONSOLE, SLIP

9 pin D type male supporting RS232 signals. SLIP support is standard.

ETHERNET INTERFACE

AUI(Thicknet), BNC(Thinnet), RJ-45 (10BaseT) selected through internal strapping.

TOKEN RING INTERFACE

9 Pin D type (STP), RJ-45 UTP autoselected.

MEMORY

8 Meg standard
Expandable to 32 Meg

OPERATING ENVIRONMENT

Temperature 0 to 40 deg C
Humidity 5% to 95% non-
condensing

POWER

120VAC/230VAC, 50/60 Cycles
Auto Switching, 200 Watts

STANDARDS COMPLIANCE

UL, CSA, FCC

NETscout and Domain View are Trade Marks of Frontier Software Development, Inc. All other trademarks belong to their respective companies.

Printed in the USA.
FDDI 4/95
Specifications are subject to change without notice.

Frontier Software Development, Inc.
321 Billerica Rd.
Chelmsford, MA 01824

Tel: 508.244.4000
Fax: 508.244.4004
EMAIL: rmon@frontier.com

                                   [INSERT TABLE]

                       INTELLIGENT RMON PROBES AND AGENTS


-- High Performance 486 based multisegment probes and cost effective software agents

--  Support for Ethernet, Token Ring, FDDI, and WAN

--  Compatible with RMON standards for Ethernet (RFC 1271) and Token Ring (RFC
    1513)

--  Compatible with any SNMP based Network Management System

-- Virtual analyzer for 7 layer EnterpriseRMON(TM) monitoring of multiple network parameters concurrently

--  Selective packet capture and seven level protocol decode software

--  In Band/Out of Band configuration support via BootP, TFTP, and Nslogin

--  Support for duplicate IP address detection

--  Provides accounting statistics for utilization/bandwidth cost analysis

--  Resource Manager(TM) software option supports proxy SNMP


-----------------------------------------------------------
NETscout
Product Family
------------------------------------------------------------------------------------------------------
-----------------------  --------------------------------------  --------------------------------------

        MODEL                         DESCRIPTION                              TOPOLOGY
-----------------------  --------------------------------------  --------------------------------------
-----------------------  --------------------------------------  --------------------------------------

     6010                      High performance 486 based               Ethernet
     6020                      intelligent probes                       Token Ring
     6040                                                               WAN (E connection)
     6050                                                               Ethernet/WAN
     6060                                                               WAN (TR Connection)
     6070                                                               Token Ring/WAN
-----------------------  --------------------------------------  --------------------------------------
-----------------------  --------------------------------------  --------------------------------------

     9510                      SPARC based software agents              Ethernet
     9530                                                               FDDI
-----------------------  --------------------------------------  --------------------------------------


A COMPLETE FAMILY OF HIGH PERFORMANCE PROBES AND SOFTWARE AGENTS

Frontier offers the industry's broadest product lines of RMON base hardware probes and software. This family supports Ethernet, Token
Ring, FDDI and WAN. This family of integrated products are fully compatible and supported from a single monitoring environment. NETscout is also compatible with any SNMP based network management system. With the NETscout family, the network administrator can choose different price points matching the performance needs of the network. The NETscout 6000 series utilizes a high-performance 486 processor and real time operating system delivering excellent price performance. The NETscout 6000 series has a scaleable architecture.

For those users who want to utilize existing SPARC platforms Frontier offers the NETscout 9500 series and DOS software agents for a cost-effective way to add RMON to LAN segments. The Ethernet probes and agents support

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

all 9 RMON groups (RFC 1271). The Token Ring probes and agents support ten groups (RFC 1513). The WAN probe is ideal for monitoring bandwidth utilization and providing accounting information. The WAN probe supports encapsulation and is compatible with Cisco, Wellfleet, 3COM, DEC, Proteon and other routers. The new Resource Manager Option lets a single probe proactively monitor both LAN/WAN traffic and any SNMP device.

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

       NETSCOUT: UNBEATABLE SCALABILITY, FLEXIBLE FOR ENTERPRISE NETWORKS


A typical network can be equipped with multiple Frontier NETscout probes and agents with one agent or probe connected to each individual network segment. The agents are managed and controlled from a centrally located network management console, called the NETscout Manager. The network management console consists of a number of analysis tools which permit the user to request and examine data provided by the selected agent. NETscout probes and agents are supported by Frontier's SNMP compatible management console analysis software which runs with SunNet Manager, IBM NetView 6000, HP Openview, AT&T and MS Windows. With Frontier NETscout probes and agents, it is possible to have multiple clients active so that network diagnostic functions may be performed from multiple locations such as from primary and secondary network management centers. Also with NETscout probes multiple segments can be monitored.

PLUG AND PLAY INSTALLATION
NETscout probes can be easily installed by simply typing in the IP address and connecting the probe to the network. Once connected, NETscout immediately begins collecting RMON statistics.

INDEPENDENT OPERATION
Frontier's intelligent probes/agents collect statistics continuously, even when not communicating with the management station. Fault, performance, and configuration information is accumulated and communicated to the management station upon a fault or administrators request.

PROACTIVE MONITORING
NETscout intelligent probes/agents are constantly "watching" the network traffic conditions which can lead to failures. The probes/agents can be configured to automatically detect error conditions and log these errors upon occurrence. They will not only notify the management station of the failure, but also provide historical data for analysis.

VALUE ADDED DATA
Frontier's intelligent probes/agents add significant value to the data it collects. With the Domain View(TM) architecture NETscout probes and agents can be directed to focus and "zoom" in on a particular segment, node and type of traffic in real time and report all RMON statistics to a management station. This data can be viewed graphically, all from a single screen for easy diagnosis of a problem.

MULTIPLE MANAGERS
Distributed network environments utilize multiple management stations. NETscout probes/agents are concurrently accessible from more than one management station.

MULTISEGMENT MONITORING
Frontier's RMON based diagnostics architecture has the capability to monitor more than one segment at a time. For example, the Model 6010 can monitor two Ethernet segments concurrently. This provides a cost-effective way to deploy diagnostic probes.

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

                                    EXHIBIT D
                             PRODUCT TEST PROCEDURE
                     THIS EXHIBIT IS COMBINED WITH EXHIBIT G

                                    EXHIBIT E

                                 REPAIR CHARGES


Maintenance (single repair)

6000 family
7000 family[*]

Replacement Units as Spares:

[*]

Maintenance Agreement (Hardware and Software):

6000 family
7000 family[*]

Spare Part:

This is not applicable since all repairs are done on a factory repair basis.

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

                                    EXHIBIT F

                    PRIORITIZATION AND ESCALATION GUIDELINES

PROBLEM PRIORITIES DEFINITIONS:



Priority 1:       Cisco customer's production network is [*]. [*] is available.
                  Frontier, Cisco and customers are willing to commit [*] to resolve the situation.

Priority 2:       Cisco customer's production network is [*]. [*] is available.
                  Frontier, Cisco and customers are willing to commit [*] to resolve the situation.

Priority 3:       Cisco customer's Network performance is degraded. Network
                  functionality is noticeably impaired but [*] continue.

Priority 4:       Cisco or Cisco customer requires information or assistance on product capabilities, installation, or configuration.


ESCALATION GUIDELINE: [Note: these titles need to be adjusted for each Frontier.]

Elapsed Time Priority 1 Priority 2 Priority 3 Priority 4
[*]

Frontier manager to whom the problem is escalated to will take ownership of the problem and ensure that updates are provided to the appropriate Cisco personnel. Cisco-initiated escalations will begin at the [Technical Group Leader level] and proceed upward using the escalation guideline shown above for reference. This will allow those most closely associated with the support resources to correct any service problems quickly.

[*] indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

                                    EXHIBIT G

                              CISCO QUALITY PROGRAM

                    ORDERING PROCEDURE FOR RECEIVED MATERIALS

Every component being ordered for NETscout must strictly be as per the specifications in the Bill of Materials. SPECIAL CARE MUST BE TAKEN TO ENSURE THAT THE REVISION (OR VERSION) NUMBER OF THE COMPONENTS AND SUB-ASSEMBLIES MATCHES THE APPROVED SPECIFICATIONS.

The components are to be ordered out of the approved manufacturer's list for them.

NOTE:  Use the anti-static band while assembling the system.


                                                                        Page 1
                    Frontier Software - Company Confidential

              PART NUMBER AND CURRENT REV NUMBER OF SUB-ASSEMBLIES


Chassis                    Al005
Power Supply               HP060A
Fan                        SU6025-M
Motherboard                B6011
Memory(2MB)                D1001
Memory(8MB)                D2001
ETHERNET                   EMASTER+ ATS Part# 727001-00
TOKENRING                  SMART 16/4 AT RINGNODE
WAN CARD                   RISCOM/H2 REV B
PCC                        MFM Rev B



                                                                        Page 2
                    Frontier Software - Company Confidential

                   INSPECTION PROCEDURE FOR RECEIVED MATERIALS

Every sub-assembly that goes into the NETscout unit is first inspected and approved before use in the system. The following list specifies the inspection procedure.

THE MOTHERBOARD/MEMORY/CHASSIS:

NOTE: Use the anti-static band while assembling the system.

      1) Inspect the motherboard and memory against the order that was placed. Ensure that the revision number of the card matches the order placed. Visually check to see if the card is in good condition.

      2)  Inspect the routing of all the cables in the chassis.

      3) Inspect the firmness of all the screws used to fix the components in the chassis.

      4)  Ensure the adapter card is clamped in firmly on both sides.

      5) Ensure that the BIOS EPROM is the custom-configured BIOS as per Frontier's specifications.

      6)  Do Hypot testing. (See Hypot test)

      7) Power-on the unit and make sure the system powers on and boots up correctly.

THE NETWORK CARD:

      1) Inspect the card and make sure that the card received is per the order placed. Ensure that the revision number of the card is per Frontier's specifications.

      2)  Visually check the card to make sure it is good.

      3)  Ensure that all the jumpers are set correctly as follows (Ethernet).

          a.       I/0 Base                 300H
          b.       DRQ                      5
          c.       DACK                     5
          d.       IRQ                      10
          e.       LAN.                     A
          f.       PROM Base                NO PROM
          g.       PROM Size                8K
          h.       SA19-17                  EN
          i.       UTP/AUI/BNC              AUI

          (TokenRing MADGE)

          a.       UTP/STP selection        STP
          b.       DMA Channel              3 (DMA 5)
          c.       Interrupt no.            7 (IRQ 3)
          d.       DIP switch               1 - ON
                                            2 - ON
                                            3 - OFF
                                            4 - ON
                                            5 - ON


                                                                        Page 3
                    Frontier Software - Company Confidential


                                            6 - ON
                                            7 - OFF
                                            8 - ON


          (WAN SDL RISCOM/H2)

          a.       DIP SWITCH Sl            BIT1 - ON
                                            BIT2 - ON
                                            BIT4 - ON
                                            BIT5 - ON
                                            ALL OTHERS OFF
          b.       DREQ                     7
          c.       DACK                     7
          d.       IRQ                      5

      4)  Remove the MADGE product logo from the face plate on the card.

THE PCC CARD:

NOTE: Use the anti-static band while assembling the system.

      1) Visually inspect the card to make sure there are no shorts, opens, or bad solder joints etc., on the card. Ensure that the revision number of the card is per Frontier's specifications.

      2) Ensure that the wires are soldered on the card as per specifications.

      3) Inspect the components to ensure they are as per the layout of the card.

      4)  Ensure that the following jumpers are set on the PCC card.

      These settings configures the PCC board as follows:

          256KB X 8 EPROM
          SERIAL PORT 1 on INT3
          SERIAL PORT 2 on INT4

          a.       W2       1-2
          b.       W3       4-5
          c.       W4       1-2
          d.       W5       3-4 (shorted on the solder side)
          e.       W6       free
          f.       W7       free
          g.       W9       2-3
          h.       W10      1-2 (shorted on the solder side)
          i.       W11      1-2 (shorted on the solder side)
          j.       W12      free
          k.       WI3      free
          1.       W14      free

      5)  Ensure that the following DIP switches are set on the PCC card.

          These settings configure the PCC as follows:

          IO ADDRESS - 2E0


                                                                        Page 4
                    Frontier Software - Company Confidential

          MEMORY ADDRESS - D000
          BAUD RATE OF SERIAL PORT 1 - 9600

          a.       SW1 (8 position)       BIT 4 - ON
                                          BIT 8 - ON
                                          ALL OTHERS OFF

          b.       SW2 (4 position)       BIT 3 - ON
                                          ALL OTHERS OFF

      6) Insert the latest version of EPROM into the appropriate socket in PCC (U8).

          SPECIAL CARE MUST BE TAKEN TO ENSURE THAT THE EPROM IS FULLY INSERTED INTO THE SOCKET AND IS SNUG.

      7) Insert a pre-programmed NVRAM into the appropriate socket in PCC
         (U14).

      8) Insert the 44 pin PLCC Serial Controllers (PC1645OCV) into the appropriate sockets (U2 and U10).

      9)  Insert the flash EPROM into the appropriate socket (U4).

     10)  Put the cards in the "TO BE TESTED" bin for diagnostic testing.



                                                                        Page 5
                    Frontier Software - Company Confidential

UNIT MANUFACTURING PROCEDURE

The following components constitute the NETscout 6010 and 6020 units.

                        MODEL 6010                                                 MODEL 6020
                        ----------                                                 ----------

1) Chassis with Motherboard and Memory (2MB, 4MB, 8MB)      1) Chassis with Motherboard and Memory (2MB, 4MB, 8MB)
2) PCC card                                                 2) PCC card
3) Ethernet card                                            3) TokenRing card
4) Associated labels                                        4) Associated labels

         Each of the above sub-assemblies upon arrival are inspected and stored in their designated storage areas after testing (refer to inspection procedure)

THE MANUFACTURING PROCEDURE:

NOTE:   Use the anti-static band while assembling the system.

        1) Pick a chassis with the motherboard and the appropriate memory. The size of memory would depend on the order or the advance requirement that needs to be filled.

        2)  Remove the top cover and place it on the ASSEMBLY table.

        3)  Insert a tested LAN card into the bottom slot of the unit.

        4)  Insert a tested PCC card into the top slot of the unit.

        5)  Fix the screws to hold the two cards in their places.

        6) Insert the two LED cables "turbo (yl-blk)" and "hdd (red-blk)" onto the LED connector on the PCC card (WI pins 15-16 and pins 1-2 respectively).

        7) Stick the labels at the back of the unit to identify the various ports as given in the manual for this product.

        16) Note the MAC address and serial number of the system.

        17) Stick the MAC address, Serial number and the FCC label at the appropriate places in the system.

        18) Note the chassis vendor's serial number affixed on the power supply.

        19) Note the serial number of the network card.

        20) Fill out the test report form for this unit and insert it in its holder.

        21) Close the box by fixing the four screws at the bottom of the chassis.

        22) Place the box in one of the vacant slots on the TEST RACK. Power-on the system and ensure that the system is up and running fine.


                                                                        Page 6
                    Frontier Software - Company Confidential

        23) Now you are all set. Refer to test procedures to test the system.


                                                                        Page 7
                    Frontier Software - Company Confidential

                          SUB-ASSEMBLY TEST PROCEDURES

The following procedure is followed to test or qualify the sub-assemblies in NETscout.

The Motherboard:

NOTE:   Use the anti-static band while assembling the system.

These tests check out all the relevant circuit blocks on the card including the memory.

        1) Insert a floppy drive controller into an available slot in the system.

        2)  Connect a 1.2 MB / 1.44 MB floppy drive to the system.

        3) Insert a monitor card in the next available slot and a keyboard in the appropriate port. Connect a monitor to the system.

        4) Power on the system and enter set-up mode by pressing the [DEL] key during BIOS boot up.

        5)  Configure the following settings in the BASIC SETUP.

            a. Floppy Drive - 1.2MB or 1.44MB depending on the drive that is connected. Set all others to NOT INSTALLED

        6)  Ensure the following settings in the ADVANCED SETUP.

            a.  Remapping of video Ram - DISABLED
            b.  Remapping of BIOS - DISABLED

        7)  Ensure the following settings in ADVANCED CHIPSET SETUP.

            a.  DRAM write wait states - 0
            b.  DRAM read wait states - 0
            c.  AT Bus Cycle wait states - 0
            d.  AT Bus CLK speed - CLKIN/6

        8) Boot up the system with the test floppy provided. The test floppy contains the file BURN_IN.BAT that invokes the QAPLUS diagnostic software.

        9) This test can be run as long as desired in the continuous mode. The minimum suggested duration is 24 hours.

       10) Once the system passes all these tests, the motherboard and memory is deemed to be good. Any errors in the system will be reported by an error log in a file as well as audible beeps.

THE NETWORK INTERFACE CARD:

NOTE:  Use the anti-static band while assembling the system.

The diagnostics supplied by Cogent Data Technology is used to test Ethernet card. Similarly, the diagnostics provided by MADGE is used to test the MADGE SmartRing AT card. These tests require the following set up.

            a. The NETscout unit with the Ethernet EMASTER/MADGE TokenRing card.

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                    Frontier Software - Company Confidential

            b.  A floppy controller card and drive attached to it.

            c.  A monitor card and monitor.

            d.  A keyboard.

            e.  A running ethernet/token ring network.

        1) The video card, the keyboard and the floppy controller card are inserted into the system and the system is reconfigured through BIOS to recognize these additional interfaces.

        2)  Attach the unit to the ring (if token ring).

        3)  Insert the diagnostic floppy into the drive.

        4)  Run A:\DIAG (for MADGE TokenRing card)
            Run A:\DIAGNOSE\EM2DIAG (for Ethernet)
            Run A:H2 (for SDL WAN Card)

The PCC Card:

NOTE:  Use the anti-static band while assembling the system.

The diagnostics developed by Frontier is used to test the card and qualify it. The set up required for these tests is the same as that for the network interface card except that the PCC card will be used in place of the network card.

        1) The video card, the keyboard and the floppy controller card are inserted into the system and the system is reconfigured through BIOS to recognize these additional interfaces.

        2)  Execute the command A:\PCC_DIAG

        3) The diagnostics perform tests on all the subsystem in the PCC card and report the status at every stage. The subsytems tested are the following:

            a.  The EPROM
            b.  The NVRAM
            c.  The serial ports
            d.  The LEDs
            e.  The FLASH

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                    Frontier Software - Company Confidential

                       HYPOT TEST PROCEDURE SPECIFICATIONS

Required Equipment:

        1)  Digital voltmeter with two leads

        2)  Hypot Tester with two leads

        3)  Power cord with insulation stripped away.

The following tests are performed as part of the Hypot Test procedure.

            a.  Breakdown Voltage Test (both AC and DC)
            b.  Leakage current Test (AC)

BREAKDOWN VOLTAGE TEST (AC)

Connect the red lead of the Hypot tester to the AC output. Connect the other end of the same cable to the black and white leads of the power cord. Connect the black cable of the tester to the GND terminal of the tester. Connect the other end of the same cable to the green wire of the power cord. Connect the power cord to the unit under test. Turn the power on by throwing the switch to the HYPOT position. Gradually turn the voltage knob until the voltage meter indicates 1414 volts. Keep the switch in this position for 60 seconds. If the BREAKDOWN indicator light glows, it indicates failure and the unit has to be rejected. Now, gradually reduce the voltage to zero. Again gradually increase the voltage until 2121 volts is achieved. Keep the switch in that position for one second. If the BREAKDOWN indicator light comes on, it indicates a failure and the unit should be rejected. Now, gradually reduce the voltage down to zero. This completes this test.

BREAKDOWN VOLTAGE TEST (DC)

Connect the red lead of the Hypot tester to the DC output. Connect the other end of the same cable to the black and white leads of the power cord. Connect the black cable of the tester to the GND terminal of the tester. Connect the other end of the same cable to the green wire of the power cord. Connect the power cord to the unit under test. Turn the power on by throwing the switch to the HYPOT position. Gradually turn the voltage knob until the voltage meter indicates 1414 volts. Keep the switch in this position for 60 seconds. If the BREAKDOWN indicator light glows, it indicates failure and the unit has to be rejected. Now, gradually reduce the voltage to zero. Again gradually increase the voltage until 2121 volts is achieved. Keep the switch in that position for one second. If the BREAKDOWN indicator light comes on, it indicates a failure and the unit should be rejected. Now, gradually reduce the voltage down to zero. This completes this test.

LEAKAGE CURRENT TEST (AC)

Connect the red lead of the Hypot tester to the AC output. Connect the other end of the same cable to the black and white leads of the power cord. Connect the black cable of the tester to the GND terminal of the tester. Connect the other end of the same cable to the green wire of the power cord. Connect the power cord to the unit under test. Connect a Digital Voltmeter across the positive and negative terminals of the power cord. Now gradually increase the voltage to 120 V is reached. If the leakage indicator light glows during this process, the unit should be rejected. Repeat the same test at 254V.

IMPORTANT:  THE HYPOT TESTER HAS TO BE TESTED ONCE EVERY WEEK
TO ENSURE THAT THE BREAKDOWN AND LEAKAGE LEDS ARE FUNCTIONING PROPERLY.

Procedure to test LEDs

The LEDs are tested once every week to ensure that they are working. The test is done every. Friday of the week. If the Friday is a holiday, the test will be conducted the following Monday.


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

For BREAKDOWN and LEAKAGE LED test:

         Throw the switch on the tester to the HYPOT position. Crank up the voltage a little to about 200-300 V. Using the exposed portion of the red and black wires, momentarily short the outputs thereby causing an `arc'ing effect. The BREAKDOWN LED and the LEAKAGE LED would then come on indicating that R is working correctly.




                                                                        Page 11
                    Frontier Software - Company Confidential

                 SUB-ASSEMBLY MANUFACTURING AND TEST PROCEDURES


The following document illustrates the procedure that is presently being employed in the manufacture of 6OXX NETscout probes. A portion of the assembly is done by third party vendors and a part of it is done at Frontier. This is a comprehensive procedure encompassing the complete process.

CARD AND INVENTORY SET UP.

        1)  Assemble all the inventory. The list is given below.

NO.        PART/SUB-ASSY                                    VENDOR                       QTY
---        -------------                                    ------                       ---

1**        NETscout Chassis                                 BYTECH                       1
2          486SX Motherboard                                WIN                          1
3          2MB Memory                                       WIN                          8
           (8MB Memory in special case)
4          EMASTER+ATS                                      COGENT                       1 (or)
           SMART 16/4 AT Ringnode                           MADGE                        1
           RISCOM/H2                                        SDL                          1
5          PCC (MFM) card                                   FRONTIER                     1
6          NETscout label                                   BOVIE                        1
7          Model 6010 label                                 BOVIE                        1
8          PCC-backplate                                    IDEAS                        1
9          Adapter clamp                                    IDEAS                        1
10         Cable ties                                       MOUSER                       3
11         Cn'ctr jack screws                               MOUSER                       4
12         Jack screw spacer                                KEYSTONE                     1
13         Fiber washers                                    MOUSER                       2
14         Claywhite carton                                 PERRY                        1
15         Styrofoam strips                                 PERRY                        2
16         60XX (appropriate) Manual                        FRONTIER                     1

**The following items come with the NETscout chassis:

            a. A "nearly complete" set of screws, nuts, etc., as well as the extender card.

            b. The AC adapter power cord (UL approved)

            c.  A plastic dust cover and thermocol packing case

            d.  The Power Supply

        2)  Set the following jumpers on the EMASTER+ATS card.

         a.       I/0 Base                  300H
         b.       DRQ                       5
         c.       DACK                      5
         d.       IRQ                       10


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                    Frontier Software - Company Confidential

         e.       LAN.                      A
         f.       PROM Base                 NO PROM
         g.       PROM Size                 8K
         h.       SAl-917                   EN
         i.       UTP/AUI/BNC               AUI


         (TokenRing MADGE)

         a.       UTP/STP selection         STP
         b.       DMA Channel               3 (DMA 5)
         c.       Interrupt no.             7 (IRQ 3)
         d.       DIP switch                1 - ON
                                            2 - ON
                                            3 - OFF
                                            4 - ON
                                            5 - ON
                                            6 - ON
                                            7 - OFF
                                            8 - ON

         (WAN SDL RISCOM/H2)

         a.       DIP SWITCH S1             BIT1 - ON
                                            BIT2 - ON
                                            BIT4 - ON
                                            BIT5 - ON
                                            ALL OTHERS OFF

         b.       DREQ                      7 (fixed upon request)
         c.       DACK                      7 (fixed upon request)
         d.       IRQ                       5 (fixed upon request)

        3) Set the following jumpers on the PCC card. These settings configures the PCC board as follows:

            256KB X 8 EPROM
            SERIAL PORT 1 on INT3
            SERIAL PORT 2 on INT4


         a. W2                              1-2
         b. W3                              4-5
         c. W4                              1-2
         d. W5                              3-4      (shorted on solder side)
         e. W6                              free
         f. W7                              free
         9. W9                              2-3
         h. W10                             1-2      (shorted on solder side)
         i. W11                             1-2      (shorted on solder side)
         j. WI2                             free
         k. W13                             free
         1. W14                             free


        4) Set the following DIP switches on the PCC card. These settings configures the PCC as follows:

                                                                        Page 13
                    Frontier Software - Company Confidential

            10 ADDRESS - 2E0
            MEMORY ADDRESS - D000
            BAUD RATE OF SERIAL PORT 1 - 9600

            a. SWI (8 position)       BIT4 - ON
                                      BIT 8 - ON
                                      ALL OTHERS OFF

            b.                        SW2 (4 position) BIT 3 - ON ALL
                                      OTHERS OFF

        5) Insert the latest version of EPROM into the appropriate socket in PCC (U8).

        6) Insert the 44 in PLCC Serial Controllers (PC16450CV) into the appropriate sockets (U2 and U10).

        7)  Insert the FLASH chip into its appropriate socket (U4)

ASSEMBLY PROCEDURE.

         MOTHERBOARD

NOTE:   Use the anti-static band while assembling the system.

        1) Stick a washer at the bottom of the mounting hole # 3 on the motherboard. (This hole does not have a ground padding around it).

        2) Mount stand-offs and threaded hex spacers on the bottom plate of the chassis in the positions indicated.


REAR PORTION OF THE BOX

INSERT CHART

FRONT PORTION OF THE BOX

            o - indicates standoff locations
            + - threaded hex spacer location
            x - unused holes

        3) Remove the Power Supply from the box by unscrewing the two screws at the rear of the power supply outside the box and two at the front, inside the box. Fix the blank (comes with the box) backplate over the unused bay In the backpanel and fix the power supply back in place.

        4)  Remove the hard-disk/floppy plate at the front end of the box.

        5) Fix the motherboard onto the bottom plate of the chassis and fix the three screws.

        6)  Insert memory modules onto the motherboard.

        7)  Route the AC power line cable inside the box as per prototype unit.


                                                                        Page 14
                    Frontier Software - Company Confidential

        8) Fix the power supply cables (numbered P8 and P9) onto the motherboard taking sufficient care of the polarity of the cable (the two black wires from each connector will be placed at the center).

        9)  Ensure the power cable for the exhaust fan is properly connected.

       10) Fix the extender card clamps, insert the card in the appropriate slot and fix the screws.

       11) Insert "power led (gr-blk)", "reset s/w (or-blk)", and "speaker (yl-blk)" cables into the corresponding jumpers provided on the motherboard. Refer to an existing box for polarity details.

       12) Route the led cables and tie them with tie-wrap leaving the "harddisk (rd-blk)" and "turbo (yl-blk)" wires free.

       13) Fix the harddisk/floppy plate in its place. Fix the front end of the extender card to this plate with the S clamp provided.

This completes the first stage of assembly of the box.


                                                                        Page 15
                    Frontier Software - Company Confidential

TEST PROCEDURE

A minimum of two types of tests are run on the box. Additional diagnostic tests may be required if certain sub-assemblies are found to be failing at any stage.

MOTHERBOARD TEST PROCEDURE

NOTE:   Use the anti-static band while assembling the system.

        1) Insert a floppy drive controller into an available slot in the system.

        2)  Connect a 1.2 MB/1.44 MB floppy drive to the system.

        3) Insert a monitor card in the next available slot and a keyboard in the appropriate port.

        4)  Power on the system and enter set-up mode.

        5)  Configure the following setting in the BASIC SETUP.

            a. Floppy Drive - according to what is connected. Set all others to NOT INSTALLED

        6)  Configure the following settings in the ADVANCED SETUP.

            a.  Remapping of video Ram - DISABLED

            b.  Remapping of BIOS - DISABLED

        7)  Configure the following settings in ADVANCED CHIPSET SETUP.

            a.  DRAM write wait states - 0

            b.  DRAM read wait states - 0

            c.  AT Bus Cycle wait states - 0

            d.  AT Bus CLK speed CLKIN/6

        8)  Boot up the system with the test floppy provided.

Continuous tests of the entire motherboard would now be Performed. This test has to run successfully for 48 hours before the system can pass to the next stage.


SYSTEM ASSEMBLY/TEST PROCEDURE

NOTE:   Use the anti-static band while assembling the system.

        1) Remove the floppy controller card, the floppy drive, the monitor card and the keyboard from the system.

        2) Remove the existing BIOS EPROM from the card and replace it with the Custom-configured BIOS EPROM.

                                                                        Page 16
                    Frontier Software - Company Confidential

        3) Insert the EMASTER+ATS/MADGE SMARTRING card into the bottom slot and fasten with screws.

            In the case of 6040/6050 models, the following additional steps are to be followed:

            a.  Unscrew the power supply from its place.

            b.  Remove the blank backplate in the third slot at the back.

            c.  Insert the SDL WAN card in this slot

            d. Ensure the card sits tightly in its place and is supported securely by the screws and the power cables.

            e.  Insert the power supply back into its place and fix the screws.

        4)  Insert the PCC card into the top slot and fasten with screws.

        5) Fix labels at the back panel to indicate the various ports available on the system. Refer to the manual or an existing box to identify locations.

        6)  Route the power cables properly and damp them with tie-wraps.

        7) Insert the led cables "turbo(yl-blk)" and "hdd (rd-blk)" on the PCC card into the appropriate jumper posts.

        8)  Close the box.

        9) Boot up the system and hook it on to the network. Ensure that the network switch (SW2) and baud rate switch (SW1) are in the proper position.

       10)  Connect a console and configure the network parameters.

       11)  Run the application from a Client Sparcstation.

The Application is run while simulating conditions similar to a normal network (network traffic etc.). The tests are run successfully for at least 48 hours before shipping.

       12) Affix labels for MAC address and Serial numbers at the back of the unit.


PACKING/SHIPPING

        1)  Assemble the inventory. a. The NETscout probe

            b.  The packing carton.

            c.  The thermocol cushion from the original chassis carton.

            d.  Two styrofoam strips.

                                                                        Page 17
                    Frontier Software - Company Confidential

            e.  Power cord.

            f.  The Manual.

        2) Pack them up. The styrofoam strip provides adequate cushion for the packaging while providing enough space for the power cord.

        3)  SHIP `EM.






                                                                        Page 18
                    Frontier Software - Company Confidential

CHECKLIST FOR NETscout ASSEMBLY

The following is a list of items to be inspected on the 60xx boxes after they have been assembled, to ensure the quality of our products.

NOTE:   Use the anti-static band while assembling the system.

        1)  Check the jumper settings on the PCC card.

        2)  Check the jumper settings on the network card.

        3)  Ensure that the Bus adapter card is clamped securely.

        4)  Ensure that the PCC and network card are secured properly.

        5) Ensure that the labels on the back panel are straight and are correctly placed.

        6) Make sure that the memory size of the unfit matches the purchase order that is being filled.

        7)  Make sure the LED jumper connections are secure and proper.

        8)  Ensure that the version number of the EPROM is correct.

        9) Make a physical inspection of the wires and ensure that they are routed property. Ensure that no wires come in proximity to the fan.

        10) Ensure that the labels on the cover of the box are placed properly and that they match the unit inside.

        11) Make sure that the company logo on the MADGE card is removed.

        12) Ensure that the FCC and UL label are placed in their proper places at the bottom and side of the chassis respectively.

        13) Make sure that the chassis vendor's serial number and the serial numbers of the Network cards are recorded.

        14) Check to make sure that the serial number and MAC address of the unit matches the labels placed on the box.

        15) Shake the box to ensure there are no loose articles in the box.

        16) Make sure all screws have been put in and that all of them are tight and secure.

        17) Make sure that the socketed ICs are secure.

        18) Ensure that the DIP switches are set correctly.

        19) Make sure the top and bottom covers of the chassis are clean and without scratches or marks.


                                                                        Page 19
                    Frontier Software - Company Confidential

PROCEDURE FOR BURNING EPROM - 60XX


The EPROM contains the entire agent software that runs on the system. There is one EPROM on every PCC card. These EPROMs need to preprogrammed before they are inserted on the card. This programming is done using an EPROM programmer. A gang programmer is the ideal choice for such purposes.

NOTE:       Use the anti-static band while assembling the system.

        1)  Change directory to NSAGENT\REL.

                  C:\Greater than cd nsagent\rel

        2) Make sure that the EPROM is of the right type. The one to be used is 27C2001-15 (size: 256Kx8, speed: 120ns, manufacturer: SGS-Thomson).

        3) Place the EPROM in the programmer making sure the orientation is correct.

        4)  Execute the batch file REL lesser than 60xx greater than.BAT

                           C:\NSAGENT\REL greater than REL6010 for 6010
                           C:\NSAGENT\REL greater than REL6020 for 6020
                           C:\NSAGENT\REL greater than REL6040 for 6040
                           C:\NSAGENT\REL greater than REL6050 for 6050

        5) Wait until the software completes the programming and verifying of the chip. It takes about 45 minutes for the procedure to complete.

        6) Remove the EPROM and place the label on it, making sure the orientation of the label is right.

        7) After the EPROM is programmed and verified, the software would wait for another programming session to start. Repeat steps 2 and 3 and then press lesser than CR greater than three times. This would start the programming process for the new EPROM.

        8)  Repeat the above procedure for as many EPROMs as needed.

        9)  You have now programmed all your EPROMS. Take a break.





                                                                        Page 20
                    Frontier Software - Company Confidential

PROCEDURE FOR BURNING NVRAM

The NVRAM is the chip that stores the serial number (and therefore the MAC address) of the system. This information is preprogrammed into the chip using an EPROM programmer before it is inserted into the PCC card. A unique serial number has to be generated for each NVRAM before programming it in. Every PCC card has one NVRAM on it. The procedure for updating and burning the NVRAM has been automated through software. The procedure to be followed is as follows:

NOTE:   Use the anti-static band while assembling the system.

        1)  Change Directory in the PC to NSAGENT\SERNO.

                  C:\greater than cd\nsagent\serno

        2) Make sure the NVRAM is of the right type. The one to be used is DS1225Y-200 (size: 8KBx8, speed: 200ns).

        3)  Ensure the orientation of the NVRAM in the programmer is correct.

        4)  Execute the batch file S.BAT.

                  C:\NSAGENT\SERNO greater thans

        5) Note the serial number that flashes on the screen while the program is running.

        6)  Remove the NVRAM from the programmer.

        7) Place the label corresponding to the number that was burned in, keeping in mind the correct orientation.

        8) Repeat the procedure (2 through 8) for as many NVRAMs that need to be burned.

        9)  Your NVRAMs are now ready. Take a break.


                                                                        Page 21
                    Frontier Software - Company Confidential

TEST REPORT - NETscout 6010/6020/6040/6050


                 Tests performed:                             Pass (Y/N)

                 Motherboard tests
                 Memory tests
                 Power Supply tests
                 Network card tests
                 PCC tests
                 System power up tests
                 Network tests Flash tests
                 Serial port tests
                 Burn-in tests



                                                                        Page 22
                    Frontier Software - Company Confidential

CHECKLIST FOR SHIPPING UNITS

The following is a list of items to be inspected before a unit is shipped out of Frontier's premises.

NOTE:   Use the anti-static band while assembling the system.

        1)  Check to see if all the labels are appropriately placed.

        2)  Check to see if the FCC and UL label are placed correctly.

        3) Ensure there are no visible marks or scratches on the surface of the unit.

        4) Shake the box thoroughly to ensure that there are no loose parts in the box.

        5) Make sure the serial number and MAC address labels are placed appropriately.

        6) Ensure that the product and Company logo labels on the front of the box match the type of unit and are placed correctly.

        7)  Ensure that the external screws are tight.

        8)  The following items form part of the unit being shipped:

            The unit itself

            The packing carton with related padding material

            Two styrofoam strips for cushion

            A power cord

            Appropriate manual

            The WAN cable (in case of 6040/6050)


                                                                        Page 23
                    Frontier Software - Company Confidential

FILLING ORDERS AND SHIPPING

The following procedure describes how purchase and evaluation orders are to be filled and units shipped to customers. The procedures are similar for software and hardware products.

        1) Receive the order and note the type of order - evaluation or purchase.

        2) Make a special note of the comments section to see if any special requirements are to be met.

        3)  Note the courier to be used for dispatch.

        4) Pick up the unit to be shipped and pack it up. Note that the following items form part of the shipment

            Model 60xx:

            a.  The unit

            b.  The power cord

            c.  The manual

            d.  The WAN cable (in case of 6040/6050)

            Model 9xxx/80xx:

            a.  The binders

            b.  The manuals and addenda

            c.  The password document

            d.  The floppies/tape

        5)  Enter the date of shipment on the order and initial the order.

        6) The serial number of Model 60xx units should be pasted on each copy of the order.

        7) One copy of the order should be returned to Accounting (Pale yellow). One copy should be maintained by the manufacturing group
            (Pink). One copy goes with the shipment as packing list (Amber). The packing list is to be pasted on the outside cover of the shipment. All password documents should be attached to the Accounting copy.



                                                                        Page 24
                    Frontier Software - Company Confidential

RMA PROCEDURE

The following is the procedure that is adopted to accept returned material from customers, diagnose problems, identify solutions and incorporate back into the production stream.

        1) RMA numbers are issued by the Customer support group and the manufacturing/testing group informed of the pending arrival of the unit.

        2)  Support group to keep track of returned materials.

        3) The returned units will be received by the manufacturing/testing group.

        4)  Testing group to identify the problem.

        5) Testing group to fill out the RMA test form before and after diagnosing the problem and identifying solutions.

        6) If the problem is found to be epidemic, necessary action to be suggested to support group.

        7) If the solution has to be incorporated into the manufacturing procedure, take appropriate action.

        8)  Reuse the unit if possible after adequate testing.


                                                                       Page 25
                    Frontier Software - Company Confidential

PROCEDURE FOR REPAIR/RETURN OF SUB-ASSEMBLIES

NOTE: Use the anti-static band while assembling the system.

Motherboard/Memory/Power Supply:

Minor problems repairable at Frontier's site shall be done by Frontier (problems like incorrect setup, incorrect jumper settings etc.). All major problems shall be reported to WIN Enterprises and the unit returned to them for replacement.

Network Card:

AJI problems not addressable by Frontier shall be reported to the distributor/manufacturer and the card returned.

PCC card:

Cards detected to be having problems shall be kept aside for repair and further testing and a new card used in its place. The bad cards shall be debugged by Frontier and roused if they are found to be redeemable. All cards that need an extra jumper or other bodily repair to the PCB shall not be used as part of NETscount products. They shall be used only for internal purposes. The problem if found to be due to a vendor of one of the components on the card, shall duly be reported and action taken.


                                                                        Page 26
                    Frontier Software - Company Confidential

INSERT GRAPH

RMA PROCEDURES (1/18/95)

Accounting

--  Create an "Open and Closed RMAS" Binder

--  All units received without an RMA will be investigated promptly

--  Pink Copy - Stays with Jeanne/Sue in "Open and Closed RMAS" Binder

--  White/Yellow copies Always sent to Receiving

-- Repair & Returns Create folder with shipping paperwork & send to receiving, Use RMA

EVALUATION RETURNS:

        Yellow and White copies will be returned from "Repair Dept." together

REPAIR AND RETURN:

        Yellow and White copies will be returned from "Repair Dept." together

REPLACEMENT RETURNS:

        Yellow copy will be returned before White copy

--  Put Yellow copy in customer file

-- Match White copy with Pink copy, put in "Closed" section of RMA binder, Compile RMA statistics

RECEIVING/MANUFACTURING AND SHIPPING:

--  Create Binder of "Open RMAs"

-- Units received without RMA will be set aside in Copy Room & Sue/Jeanne will be notified

EVALUATION RETURN:
         WHEN RECEIVED:
              Fill in date received on RMA form Send BOTH copies of RMA form to Accounting Place unit back into Inventory

REPAIR AND RETURN:
         WHEN RECEIVED:
              Fill in date received on RMA form Put BOTH copies of RMA form on unit as work order Notify Girvan/Jim that unit has been received Move RMA folder from "Incoming" to "In Process"

WHEN REPAIRED:

              Fill in Repair information on RMA form and move unit & folder to Shipping

WHEN SHIPPED:
              Fill in ship date and information
              Return BOTH copies of RMA form to accounting

REPLACEMENT RETURN:

         WHEN RECEIVED:
              Fill in date received on RMA form
              Send Yellow copy to accounting & put White copy on unit as work order
              Notify Girvan/Jim that unit has been received

WHEN REPAIRED:
              Fill in Repair information on RMA form and send White (only) copy to accounting
              Place unit back into inventory

ENGINEERING CHANGES AND DEVIATIONS

         Vendor maintains a documented process for the incorporation of engineering changes into the product and for the temporary deviation of product structure, specifications, or processes. The controlling document for this process is Vendor's document #00000-00. All engineering changes and product deviations within seven days. Non-response within the allotted time shall constitute approval of the request.

STOP SHIP PROCEDURES

         In the event that it is demonstrated that the product fails to meet its functional or quality objectives, either Vendor or Customer may issue a stop ship request. The process for a stop ship is defined in Customers procedure #RA.xx.00xx and outlined below.

a) The initiating QE notifies Vendors and Customer's program management and quality departments explaining the problem, exposure, and possible recovery plan.

b) The receiving party will acknowledge receipt of the stop ship request within one work day.

c)  Vendor will withhold product shipments to Customer.

d) Corrective action will be agreed to by both Vendor and Customer and implemented by Vendor.

e) Upon successful execution of the corrective action, Customer QE will clear the stop ship and grant permission then resume shipments of product to customer.

FRONTIER SOFTWARE





                              RELEASE CONTROL NOTES

                              RELEASE CONTROL FORM

Product: (a separate form must be used for each product being released):


---------------------------------------------------------------------------------------------
Client                   _____          Model 9250 - SunNet Manager
                         _____          Model 9350 - Motif
                         _____          Model 9450 - Windows
SPARC Agent              _____          Model 9510 - SPARC software for Ethernet
                         _____          Model 9520 - SPARC software for Token Ring
DOS Agent                _____          Model 8010 - DOS software for Ethernet
                         _____          Model 8020 - DOS software for Token Ring
Probe                    _____          Model 6010 - Hardware Probe for Ethernet
                         _____          Model 6020 - Hardware Probe Token Ring
                         _____          Model 6040 - Hardware Probe for WAN
                         _____          Model 6050 - Hardware Probe for WAN & Ethernet
                         _____          Other (specify) _____________________
---------------------------------------------------------------------------------------------

Version Number.                _____________________
Release Submitted By:          _____________________
Date:                          _____________________

Software (submit one copy of each):
         ____ Source Code                            ____ Object Code or EPROM

Documentation (Mark "N/A" next to documentation that is NOT changing):

         ____ Manual (one copy)                      Document Ref Number _____
         ____ Addendum (one copy)                    Document Ref Number _____
         ____ Installation Instructions (one copy)   Document Ref Number _____
         ____ Summary of changes from period release (One copy - REQUIRED)

Update Instructions:

         _____ No  - DO NOT update existing customers with this release

         _____ Yes - update ALL existing customers.

         _____ Yes - update SELECTED customers with release ___ or prior

         Special instructions   _______________________________________________

                                _______________________________________________

Comments:    __________________________________________________________________

             __________________________________________________________________

             __________________________________________________________________

             __________________________________________________________________

Release Authorization: ________________________________________________________
                          Anil Singhal                               Date

NETSCOUT

RELEASE PROCEDURES

1)  Release Schedule

    The RELEASE SCHEDULE is used to coordinate all manufacturing activities related to the release of a new product or version. Anil will revise and distribute the Release Schedule as needed. Developers are responsible for insuring that the Release Schedule reflects the correct release date for the new product or version.

2)  Release Package (Release Checklist attached)

    The RELEASE COORDINATOR is the developer who is responsible for getting a new product or version into production. A Release Coordinator should prepare a RELEASE PACKAGE and give it to Anil on the day of release. Due to the lead times for ordering manuals, etc. We may be unable to Immediately ship a production version of releases that are unscheduled. Pre-release Procedures should be followed until the unscheduled release has been accepted.

    The RELEASE PACKAGE should include:

        a)  Software
            - A copy of the OBJECT software or EPROM (or both)
            - A copy of the SOURCE software

        b)  Manuals & User Documentation if required
            - A copy of the updated manual
            - A copy of the addendum to the manual
            - A copy of the installation instructions

        c)  Manufacturing Instructions
            - A completed Release Checklist
            - A summary sheet that identifies changes from the prior release
            - Hardware releases should include a list of changes affecting:
                  The Bill of Materials
                  Assemble Procedures
                  Testing Procedures
            - Update Instructions

FOR SOFTWARE RELEASES: Once the RELEASE PACKAGE has been accepted, Charlie will authorize the release coordinator to load the new software onto the manufacturing SPARCstation.

SHIPPING PRE-RELEASE VERSIONS

    When shipping a pre-release version of the NETscout software or hardware, the DEVELOPER will have primary responsibility for making the diskettes or hardware as well as preparing the requisite documentation. Accounting will have responsibility for preparing shipping paperwork and will prepare diskette labels when requested. Manufacturing will have responsibility for actually shipping the order. The following steps should be followed:

        a) The requester completes an evaluation request and indicates that a prerelease version to be shipped. The form should be given to accounting.

        b) Accounting will prepare the shipping papers and give a copy of this evaluation request to the appropriate developer (the evaluation request indicates that a copy of pre-release software or hardware is needed). The developer will then have responsibility for preparing this software or hardware as well as gathering the appropriate manuals and/or installation instructions.

        c) The developer will give the diskettes, documentation, and evaluation request form to manufacturing who will then ship the completed package.

ONCE A RELEASE IS ACCEPTED:

        Manufacturing will follow these procedures once the release package is accepted.

        Update Master Copy of Software      Charlie will provide Girvan with a
                                            new Master Disk
                                            (Object code only) or Master EPROM.
                                            Manufacturing will archive the old
                                            version of software and EPROMS.

        Labels Jeanne will provide Girvan with new diskette labels or EPROM labels.

        Invoice Paperwork                   All NEW picking lists will reflect
                                            the new number. OLD paperwork must
                                            be updated manually to reflect
                                            the version that was actually
                                            shipped.

         Manuals Charlie will send a copy of the manual to the printer and place the initial order. Subsequent orders will be placed by Girvan.

         Off-site storage                   Charlie will send a copy of the
                                            source and the manual to off-site
                                           storage.

FRONTIER SOFTWARE

Bill-Of-Materials Procedures (6/22/95):

-- Engineering has full responsibility for approving changes to the BOM, including the addition of new components or the creation of new component versions. They will also identify any specific procedures for using components (e.g. the 6020 must use the Racore card while the 6060 can use Racore or Madge).

-- WIN must get prior permission from Frontier's engineering department before changing or modifying any chassis sub-component.

-- Receiving/Manufacturing will inform engineering whenever a new component versions is received. The components will be segregated and will not be used until engineering approves the use of the new component

-- Manufacturing will not build probes with any component that is not included on the Bill-of-Material. To request a probe with "un-authorized" components, see the following section on Custom Work Order Procedures.

MAKING CHANGES OR ADDITIONS TO THE BILLS OF MATERIAL:

-- Engineering will notify Charlie whenever changes are made to the BOM. AJI must be approved by Anil. Charlie will notify manufacturing and accounting. Changes to the BOM can be made independent of a software version release.

-- For changes that affect chassis version numbers, accounting will print part/version number labels for WIN. The label will include a brief description of major sub-components. WIN will label all chassis with the correct part/version number.

--  Accounting will insure that all NEW work orders to conform to the new BOM.

-- Receiving will inspect all incoming chassis for valid Frontier part/version numbers and will list part/version on packing lists. Receiving will inspect other components for accepted version numbers. Un-approved components will not be released to manufacturing and engineering will be notified immediately.

-- Manufacturing will confirm that component part/version numbers used to build a probe match those listed on the work order.

-- Accounting will insure that all component version listed on the work order (including data entered by hand) are entered into the system to reflect the part/version number of the components actually used.

-- Accounting will record the MAC address as a probe component (manufacturing already lists the MAC address on the work order). This will allow a MAC address look-up on the ACCESS database in addition to a serial number lock-up.

FRONTIER SOFTWARE
BILL OF MATERIALS AUTHORIZATION

GIVE COMPLETED BILL OF MATERIALS AUTHORIZATION TO CHARLIE FOR PROCESSING

MODEL:                      ______________________
FIRMWARE VERSION NUMBER:    ______________________
EFFECTIVE DATE:             ______________________
BOM CHANGE REQUESTED BY:    ______________________

COMPONENTS (SEE COMPONENTS LIST FOR EXISTING VERSION NUMBERS):


             COMPONENT                                         VERSION #          NEW VERSION*
             ---------                                         ---------          ------------

             ---------------------------------------------     --------------     -------------

             ---------------------------------------------     --------------     -------------

             ---------------------------------------------     --------------     -------------

             ---------------------------------------------     --------------     -------------

             *  INDICATE NEW COMPONENT VERSIONS WITH A CHECK IN THIS COLUMN--
                PROVIDE A DESCRIPTION OF THE CHANGES BELOW:


DESCRIPTION OF COMPONENT CHANGES / SPECIAL INSTRUCTIONS:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



               ----------------------------------------------------------------
               APPROVAL (ANIL'S APPROVAL IS REQUIRED:):

               ----------------------------------------------------------------
                    SIGNATURE:
               ----------------------------------------------------------------

                    DATE:
               ----------------------------------------------------------------

NETSCOUT COMPONENT TABLE

COMPONENT            FRONTIER  FRONTIER   MANUFACTURER    MANUFACTURER      MANUFACTURER      DATE    DESCRIPTION
                     PART #    VERSION #                      PART #         REVISION #     ACCEPTED
---------            -------   ---------  ------------    ------------      ------------    --------  -----------

Ethernet - High End   4110
                                  A       Racal Interian                                              Original Card
                                  B       Cogent                                                      2 port
                                  C       Cogent              Emaster+       727001-01-00             3 port

Ethernet - Low End    4115
                                  A       Intel           EtherExpress Pro       ????        1/15/95  EtherExpress Pro

Tohan Ring Card       4120
                                  A       Madge                                                       Original Card
                                  B       Madge              Smart 16/4                      9/1/94   Smaller Size
                                  C       Racore                 TR          M8119-411-A     5/1/95   Original Card

FDDI-CDDI             4130
                                  A       DEC                 DEFPA-UA      50-22498-01 D1   5/1/95   Original Card

FDDI-SAS              4131
                                  A       DEC                 DEFPA-AA      50-22498-01 C1   5/1/95   Original Card

WAN Card              4150
                                  A       SDL                 RISCOM/H2           D                   Original Card

PCC Card              4210
                                  A       Qualitronics                                                Original Card
                                  B       Qualitronics                                       9/1/94   Added Diodes
                                  C       Qualitronics                                      12/15/94  Diodes switched to capacitor
                                  D       Qualitronics                                       6/1/95   New board/bracket,
                                                                                                       No jumper, same comp.

PCC Card w/o Flash    4211
                                  D       Qualitronics                                       6/1/95   Same as 4210-D but without
                                                                                                       flash


NETscout Chassis 40XX-66-B                                       Accepted 6/1/95

                                                          MANUFACTURER      MANUFACTURER          DESCRIPTION
COMPONENT        SUBCOMPONENT           MANUFACTURER      PART NUMBER       REV $                 DESCRIPTION
---------        ------------           ------------      ------------      ------------          -----------
Box              Main Unit              Bytech            IWM101 Pro 2
                 Custom Modification                                                              Conductive Painting on front
                 Custom Modificaiton                                                              Front bezel is 94V.0 rated
                 Custom Modification                                                              Copper fingers for grounding
                 Custom Modification                                                              TUV heat shrink protection

Power Supply     Main Unit              HIPro             CPFO

Motherboard      Main Unit              WIN               B4000             2.2
                 Processor              Intel             496/66
                 Cache                                                                            128K
                 Controller             Chips & Tech      T1

Chassis Label    40XX-66-B:B4000-2.2, CPFO, T1, 128

Description      Chassis (SM): XXMB 486/66 Ver B
                 B4000-2.2, CPFO, T1, 128


NOTE: XX designates the memory size. There is a separate component for each memory size.

NETscout Chassis 40XXF-A                                         Accepted 6/1/95


                                                                           MANUFACTURER         MANUFACTURER          DESCRIPTION
COMPONENT               SUBCOMPONENT                MANUFACTURER           PART NUMBER          REVISION $            DESCRIPTION
---------               ------------                ------------           ------------         ------------          -----------

Box                     Main Unit                TEAMMAX                  A1001

Power Supply            Main Unit                Senstron                 SQJ-4254CVB

Motherboard             Main Unit                WIN                      P90NG2                1A
                        Processor                Intel                    Pentium 90
                        Cache                                                                                         256K
                        Controller               Neptune

Chassis Label           40XXF-A: P90NG2-1A, SQJ-4254CBV, Neptune, 256

Description             Chassis (LG): XXMB P90 Ver A
                        P90NG2-1A, SQJ4254CBV, Nep 256

NOTE: XX designates the memory size. There is a separate component for each memory size.

                                    EXHIBIT H
                              LABELING REQUIREMENTS


CISCO SWITCHPROBE

FRONTIER                                                    CISCO                                MID-SIZE LABEL      PRODUCT NAME
MODEL                                   CISCO PRODUCT       MFG/STOCK     LARGE FRONT LABEL     (CDDI/FDDI           (E&TR PROBES
NUMBER          DESCRIPTION             NUMBER              NO.                LOGO              PROBES ONLY)        ONLY)
--------        -----------             -------------       ---------     -----------------     ---------------      ------------
6010/4          Ethemet Probe, 4MB      WS-PROBE-ETH-4M     74-0508-01    ciscoSystemslogo                           SwitchProbe
6010E2/8        Dual Segment Ethernet   WS-PROBE-DUAL-ET    74-0507-01    ciscoSystemslogo                           SwitchProbe
                Probe, 8MB
6020/4          Token Ring Probe, 4MB   WS-PROBE-TR-4M      74-0506-01    ciscoSystemslogo                           SwitchProbe
6020T2/8        Dual Segment Token      WS-PROBE-DUAL-TR    74-0505-01    ciscoSystemslogo                           SwitchProbe
                Ring Probe, 8MB
7101ET/8        CDDI with Ethernet      WS-PROBE-SCDDI-ET   74-0504-01    ciscoSystemslogo        SwitchProbe
                Connection, 8MB
7101TR/8        CDDI with TR            WS-PROBE-SDDI-TR    74-0503-01    ciscoSystemslogo        SwitchProbe
                Connection, 8MB
7102ET/16       FDDI(SAS) with          WS-PROBE-SFDDI-ET   74-0502-01    ciscoSystemslogo        SwitchProbe
                Ethernet Connection,
                16MB
7102TR/16       FDDI(SAS) with TR       WS-PROBE-SFDDI-TR   74-0501-01    ciscoSystemslogo        SwitchProbe
                Connection, 16MB
7103ET/16       FDDI(DAS) with          WS-PROBE-DFDDI-ET   74-0500       ciscoSystemslogo        SwitchProbe
                Ethernet Conneciton,
                16MB
7103/TR/16      FDII(DAS) with TR       WS-PROBE-DFDDI-TR   74-0499-01    ciscoSystemslogo        SwitchProbe
                Connection, 16MB
                Fast Ethernet, 8MB      WS-PROBE-FE


FRONTIER                                  SMALL FRONT LABEL
MODEL                                       MODEL, BELOW
NUMBER          DESCRIPTION                PRODUCT NAME          MISC., BELOW MODEL
--------        -----------               ---------------        ------------------
6010/4          Ethemet Probe, 4MB        Ethernet
6010E2/8        Dual Segment Ethernet     Dual Ethernet
                Probe, 8MB
6020/4          Token Ring Probe, 4MB     Token Ring
6020T2/8        Dual Segment Token        Dual Token Ring
                Ring Probe, 8MB
7101ET/8        CDDI with Ethernet        CDDI                   ETHERNET SIDE-BAND
                Connection, 8MB
7101TR/8        CDDI with TR              CDDI                   TOKEN RING SIDE-BAND
                Connection, 8MB
7102ET/16       FDDI(SAS) with            FDDI(SAS)              ETHERNET SIDE-BAND
                Ethernet Connection,
                16MB
7102TR/16       FDDI(SAS) with TR         FDDI(SAS)              TOKEN RING SIDE-BAND
                Connection, 16MB
7103ET/16       FDDI(DAS) with            FDDI(DAS)              ETHERNET SIDE-BAND
                Ethernet Conneciton,
                16MB
7103/TR/16      FDII(DAS) with TR         FDDI(DAS)              TOKEN RING SIDE-BAND
                Connection, 16MB
                Fast Ethernet, 8MB

Notes:

1) a stick on a label indicating device serial number, MAC address, Cisco Mfg/stock number and memory configuartion should be placed on the rear of the unit.
2) The FDDI probes were orioginally configured with 8MB RAM, they will now be offered with 16MB RAM
3)  SwitchProbe (tm) should include trademark identification


 Example, 60x0 series:      Example, 710x series:
                            SWITCHPROBE
 SwitchProbe                                           FDDI(DAS)
 Dual Token Ring                                       Token Ring Side-Band

EXHIBIT I


          THIRD PARTY PRODUCT ROYALTIES AND LICENSES WHICH EXIST AS OF
                      THE EFFECTIVE DATE OF THIS AGREEMENT


Cisco shall be obligated to pay all license fees and royalties, if any, with respect to any third party proprietary rights and technologies which are required for the exercise of Cisco's Manufacturing Rights and which are listed below. All other such third party royalties and licenses which are not listed below and which are required for Cisco to exercise the Manufacturing Rights under this Agreement shall be paid by Frontier.